                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Domini Social Equity Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                Mari A. Wilson
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (4) Date Filed:

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
                           DOMINI SOCIAL EQUITY FUND


September 15, 1997



Dear Fellow Shareholder:



    The attached materials include a proxy statement and your proxy card for the upcoming special shareholders' meeting on October 21, 1997. The proxy card serves as a ballot, allowing you to express your views regarding certain aspects of the Fund's operations. Please fill out and sign the proxy card and return it in the enclosed postage-paid envelope and we will vote the proxy exactly as you tell us at the shareholders' meeting.



    By completing and signing the proxy card, and mailing it to the Fund, you reduce the possibility that the Fund will need to conduct additional or follow-up solicitations of shareholders.



    When you review the attached proxy statement, you will discover that the Fund is requesting that you consider several matters that involve proposals to restructure the management of the Fund in order to provide for a more centralized and focused management structure. With the encouragement of the Fund's Trustees, the principals of the Portfolio's current investment adviser, Kinder, Lydenberg & Domini & Co., Inc. including myself, and other investment company and marketing professionals, have formed a new management company, Domini Social Investments LLC ("DSI"), whose focus is to provide management services to the Fund and to expand the kinds of products available to socially responsible investors. In connection with this restructuring, you are being asked to vote on a new management agreement with DSI and a submanagement agreement with Mellon Equity Associates which has been providing the Fund with day to day portfolio management for several years.



    Shareholders are also being asked to elect a combined Board of Trustees and to authorize the selection of subadvisers by the Board. In addition, shareholders are being asked to vote on amending the Fund's Declaration of Trust to clarify provisions relating to the election of Trustees.



    The vote of each shareholder is important to the Fund. After careful consideration, the Board of Trustees of the Fund, including its independent Trustees, and I approved the proposals relating to the Fund and recommend that you vote "FOR" each of the proposals.


    After you have voted on the proposals, please be sure to SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

    I look forward to continuing to serve you in my new capacity as head of Domini Social Investments. Thank you.


                                     Sincerely,
                                     Amy L. Domini
                                     Chair and President

    THE NOTICE, SET FORTH BELOW, CONSTITUTES THE FORMAL AGENDA FOR THE SPECIAL MEETING OF SHAREHOLDERS. THE NOTICE SPECIFIES WHAT ISSUES WILL BE CONSIDERED BY SHAREHOLDERS, AND THE TIME AND LOCATION OF THE MEETING.



    ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.


                           DOMINI SOCIAL EQUITY FUND
                6 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116
                                 (800) 762-6814
                           --------------------------


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 21, 1997

                           --------------------------


    A Special Meeting of Shareholders of DOMINI SOCIAL EQUITY FUND (the "Fund") will be held at the offices of Bingham, Dana & Gould LLP at 150 Federal Street, 25th Floor, Boston, Massachusetts 02110, on Tuesday, October 21, 1997 at 11:00 a.m. for the following purposes, all as set forth in the accompanying Proxy Statement.


    ITEM 1.  To vote on new management arrangements, as follows:

             ITEM 1a: To vote on a Management Agreement between Domini Social Investments LLC ("DSI") and Domini Social Index-SM- Portfolio (the "Portfolio"). Substantially all of the Fund's investable assets are invested in the Portfolio.

             ITEM 1b: To vote on a Submanagement Agreement between DSI and Mellon Equity Associates.

    ITEM 2. To vote on authorizing the Trustees of the Portfolio to select and change the investment submanager and enter into submanagement agreements without obtaining the approval of investors.

    ITEM 3. To amend the Declaration of Trust of the Portfolio and the Declaration of Trust of the Fund to clarify voting provisions with respect to the election of Trustees by Shareholders.

    ITEM 4. To elect seven Trustees of the Fund and seven Trustees of the Portfolio.

    ITEM 5. To transact such other business as may properly come before the meeting or any adjournment thereof.


    THE TRUSTEES RECOMMEND THAT YOU VOTE FOR ITEMS 1A, 1B, 2, 3 AND 4.



    Only shareholders of record on September 8, 1997 will be entitled to vote at the meeting and at any adjournments thereof.


                                     Linda T. Gibson, SECRETARY


September 15, 1997



                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

                                PROXY STATEMENT


    This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Domini Social Equity Fund (the "Fund"), to be used at a special meeting of shareholders (the "Meeting") of the Fund, to be held at the offices of Bingham, Dana & Gould LLP, 150 Federal Street, 25th Floor, Boston, Massachusetts 02110, on Tuesday, October 21, 1997 at 11:00 a.m. and at any adjournments thereof. The Meeting is being held for the purposes set forth in the accompanying Notice.



    On September 8, 1997 there were outstanding 8,831,391 shares of the Fund. Shareholders of record at the close of business on September 8, 1997 will be entitled to one vote for each share held on such date. Shareholders of a majority of the outstanding Shares on that date will constitute a quorum at the Meeting.


    The Fund is a no-load, diversified, open-end management investment company that seeks to achieve its investment objective by investing all of its investable assets in Domini Social Index-SM- Portfolio (the "Portfolio"). The Portfolio is an open-end, diversified management investment company having the same investment objective as the Fund.


    Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about September 15, 1997. If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting (or any adjournment thereof). Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers of the Fund and the Fund's service contractors. In addition, D.F. King & Co., Inc. may call shareholders of the Fund to ask if they would be willing to have their votes recorded by telephone. The latter telephone voting procedure is designed to authenticate the shareholder's identity by asking the shareholder to provide his or her social security number (in the case of an individual) or taxpayer identification number (in the case of an entity). The shareholder's telephone vote will be recorded and a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions. Although a shareholder's vote may be taken by telephone, each shareholder of the Fund will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card. The Fund has been advised by Massachusetts counsel that this telephonic voting system is not inconsistent with the Massachusetts law. The cost of solicitation of the shareholders by D.F. King is expected to be approximately $2,500 plus reasonable out-of-pocket expenses. With respect to a telephone solicitation by the firm, additional expenses would include $5.00 per telephone vote transacted, $2.50 per outbound telephone contact and costs relating to obtaining shareholders' telephone numbers. The Fund will bear all proxy solicitation costs.


    The Fund's Annual Report, containing audited financial statements for its fiscal year ended July 31, 1996, and the most recent semi-annual report for the six-month period ended January 31, 1997 have been previously sent to shareholders and are available without charge upon request by calling the Fund at (800) 762-6814.


    Investors in the Portfolio will be asked to vote on the matters described under Items 1a, 1b, 2, 3 and 4 at a meeting of the Portfolio's investors. By voting in favor of these Items, Fund shareholders will be authorizing the Fund's Trustees to vote in favor of those items at such meeting of the Portfolio's investors.


                                   BACKGROUND

    The Fund is an index fund whose investment objective is to provide its shareholders with long-term total return which corresponds to the total return performance of the Domini 400 Social Index-SM-, an index comprised of stocks selected according to social criteria. As discussed in the Fund's Prospectus, the Fund is currently organized in a master/feeder structure, and does not manage its own portfolio of securities, but invests all of its investable assets in the Domini Social Index-SM- Portfolio, a separate registered management investment company with the same investment objective and policies as the Fund. The Portfolio currently employs as investment adviser, Kinder, Lydenberg, Domini & Co., Inc. ("KLD"), which developed and maintains the Domini 400 Social Index-SM-. The Portfolio also employs, as investment manager, Mellon Equity Associates ("Mellon Equity"), to manage the investments of the Portfolio on a day to day basis. KLD provides certain administrative services to the Fund and the Portfolio, and in the case of the Portfolio, certain sponsorship services. In addition to KLD and Mellon Equity, as more fully described in the Fund's prospectus, a number of other entities provide services to the Portfolio and the Fund, including Signature Broker-Dealer Services, Inc. ("Signature") as fund administrator and distributor, Investors Bank & Trust Company as custodian, and Fundamental Shareholder Services, Inc. as transfer agent.

    As the Fund has experienced rapid growth in assets over the past few years, the Trustees and officers of the Fund have increasingly felt that changes were needed in the management of the Fund, and in particular, that a more centralized management approach was needed. To that end, various approaches were explored, and the principals of KLD, with the encouragement of the Trustees, have set up a new management company, Domini Social Investments LLC ("DSI"), to provide this centralized management function.

    Subject to the approval of the shareholders of the Fund, DSI will provide this centralized management function by providing investment supervisory and administrative services, as well as overall operational support to the Fund and the Portfolio. These services will be provided pursuant to a management agreement with the Portfolio, as more fully discussed in Item 1a below. It is also proposed that Mellon Equity, as sub-manager, will continue to provide the day to day portfolio management to the Portfolio as more fully described in Item 1b. DSI, through license arrangements with KLD, will have access to the Domini 400 Social Index-SM-, which KLD will continue to maintain. As more fully described below, DSI will also enter into a Sponsorship Agreement with the Fund pursuant to which it will provide the Fund with centralized administration and operating services. No immediate changes are anticipated with respect to the other service providers to the Fund, and therefore, it is not anticipated that there will be any interruption in services to the Fund caused by the proposed changes in management arrangements.



    As required by the Investment Company Act of 1940, as amended (the "1940 Act") the management and submanagement agreements with DSI and Mellon Equity must be approved by investors in the Portfolio, including the Fund. The proposal in Item 2 below would permit the Trustees, subject to applying for and receiving exemptive relief from the Securities and Exchange Commission, to hire one or more new submanagers without seeking approval by the shareholders, although shareholders would still be required to approve any changes in the Portfolio's investment manager.


    As part of the effort to centralize and simplify the Fund's management structure, it is also proposed, in Item 4 below, that the Fund and the Portfolio combine their respective Boards of Trustees into one combined Board.

    The Fund's Trustees believe that this new management structure is in the best interest of Fund shareholders, and recommend that the shareholders vote to approve each of the items relating to the new structure. However, except for the matters proposed in Items 1a and 1b, the implementation of which is contingent upon approval of both Items 1a and 1b, the implementation of each proposal is not contingent upon the approval of any other proposals. Thus, the Trustees intend to implement the new Management Agreement with DSI and the Submanagement Agreement with Mellon Equity, assuming approval of Items 1a and 1b, and terminate the existing investment advisory agreement with KLD and the existing management agreement with Mellon Equity, whether or not the shareholders approve the other proposals in this proxy statement.

    In addition to the matters discussed in this Proxy Statement for which a shareholder vote is required, the Trustees of the Fund have implemented or intend to implement other changes in the operations of the Fund in order to facilitate a more centralized management structure. In particular, the Trustees have approved a sponsorship agreement between the Fund and DSI, pursuant to which DSI provides the Fund with administrative services and management functions (other than the provision of investment advice), and the termination of the expense reimbursement arrangements between KLD and the Portfolio and between Signature and the Fund. Currently, KLD serves as Sponsor of the Portfolio under a sponsorship agreement (the "KLD Sponsorship Agreement") pursuant to which KLD performs certain administrative services for the Portfolio, and is obligated to pay all of the ordinary operating expenses of the Portfolio (excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) for which KLD receives a fee, equal on an annual basis to 0.20% of the average daily net assets of the Portfolio for its then current fiscal year. Pursuant to a letter agreement between KLD and Signature, Signature is obligated to pay such operating expenses of the Portfolio. Similarly, Signature is currently obligated to pay all of the ordinary operating expenses of the Fund (including the Fund's share of the Portfolio's expenses, but excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) and with respect to such payment obligation, Signature receives from the Fund a fee equal, on an annual basis, to 0.78% of the average daily net assets of the Fund for its then current fiscal year pursuant to an agreement with the Fund (the "Fund Expense Agreement"). In effect, such expense payment arrangements have ensured that the annual ordinary operating expenses for the Fund (excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) would not exceed (or fall below) 0.98% of the average daily net assets of the Fund. Both the Sponsorship Agreement between KLD and the Portfolio and the Fund Expense Agreement between Signature and the Fund terminate on December 31, 1999, unless sooner terminated by the mutual agreement of the parties. In connection with the restructuring, Signature, KLD and the Fund and the Portfolio intend to terminate these agreements, and the Fund anticipates making a final payment to Signature of $550,000. SEE "CURRENT AND PRO FORMA EXPENSE SUMMARY" below.


    DSI has also informed the Board that it, or an affiliate, intends to become qualified as a broker dealer and a transfer agent within the next year. In that event, the Trustees of the Fund would consider appointing DSI, or such affiliate, the distributor and/or transfer agent for the Fund. Such appointments do not require shareholder approval.

    The Trustees unanimously recommend that shareholders approve each of the items. In making this recommendation, the Trustees' main consideration was the potential effect on the shareholders resulting from the management restructuring, including the new fee arrangements, which raise the fees which the Fund will be contractually obligated to pay after one year, thereby potentially reducing the return to shareholders. The Trustees considered the increased level of services and commitment which the Fund could expect from the new arrangements, and how these would benefit shareholders, including DSI's commitment to develop state of the art shareholder servicing, to expand the availability of the Fund to retirement plan sponsors and to develop new socially responsible investment products that would be available to the shareholders. The Trustees also considered the level of expertise that DSI would bring to the Fund, and the continuing commitment, through DSI, of certain principals who had been involved with the Fund since its inception. In this regard, the Trustees considered the alternatives available to the Fund, several of which had been explored over the past year, including bringing in third parties to provide the management function, and the benefits to be derived from the establishment of the new entity, which would combine the continuing commitment of the founders of the Fund with increased management focus and capability. With respect to the potential fee increases, the Trustees reviewed the fees paid by other socially and/or environmentally responsible mutual funds, and determined that the Fund's aggregate advisory and administration fees, after the proposed restructuring, would still be within the competitive range, and that for a period of one year during which the reduction in fees would be in effect, the Fund's total expense ratio was expected to be one of the lowest of those funds in its category. The Trustees also considered the Fund's total operating expenses after the one year period of fee reduction, and, based upon current expense levels of the Fund and other funds in its category, the Trustees felt that it was reasonable to expect that the Fund's fee levels would still be very competitive. In this regard, the Trustees also considered the undertaking by DSI to consider voluntary fee waivers, following the one year period, as necessary to assure that the Fund's shareholders would continue to enjoy very competitive fee levels. Finally, the Trustees explored the financial resources that would be available to DSI. As a new entity, with no operating history, the Trustees reviewed projections of anticipated revenues and operating expenses, and based upon these projections, believed that it was reasonable to expect that DSI would have the assets necessary to provide the Fund with the increased level of services proposed. A more detailed discussion of the Board's considerations is set forth under Item 1a below.


    In addition to the major items relating to the restructuring of the management arrangements, shareholders are also being asked to approve amendments to the Declaration of Trust of the Fund and the Portfolio to clarify the rights of shareholders with respect to the election of Trustees.

                     CURRENT AND PRO FORMA EXPENSE SUMMARY


    The following table provides (i) a summary of expenses relating to purchases and sales of shares of the Fund, and the aggregate annual operating expenses for the Fund and the Portfolio, as a percentage of average net assets of the Fund, and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund, under the expense structure prior to the management restructuring and after the management restructuring, assuming that the proposals in Items 1a and 1b are approved. The pro forma expenses are intended to provide shareholders with information about the impact of the new management arrangements upon Fund expenses for the one year period following the restructuring, and assume the same expenses and level of assets as existed for the Fund and the Portfolio during the fiscal year ended July 31, 1997. The pro forma expenses are estimated and have not been audited.



                                                                          PRO FORMA EXPENSES
                                                    CURRENT EXPENSES       (ONE YEAR PERIOD
                                                        (PRIOR TO             FOLLOWING
                                                       MANAGEMENT             MANAGEMENT
                                                     RESTRUCTURING)         RESTRUCTURING)
                                                   -------------------  ----------------------
SHAREHOLDER TRANSACTION EXPENSES.................             0%                    0%
ANNUAL OPERATING EXPENSES:
  Advisory and Management Fees...................         0.125%                0.154%(1)
  12b-1 Fees.....................................         0.120%                0.120%
  Other Expenses
    Administrative Services and Sponsorship
      Fees.......................................         0.225%                0.423%(2)
    Other Expenses...............................             0%(3)             0.283%
    Expense Payment Fees.........................         0.510%(4)                 0%
                                                          -----                 -----
Total Operating Expenses(5)......................         0.980%(6)             0.980%(7)
                                                          -----                 -----
                                                          -----                 -----
Example:(8)
A shareholder of the Fund would pay the following
 expense on a $1,000 investment in the Fund,
 assuming (1) 5% annual return and (2) redemption
 at the end of:
    1 year.......................................     $      10             $      10
    3 years......................................     $      31             $      31
    5 years......................................     $      54             $      54
    10 years.....................................     $     120             $     120


------------------------------

(1) Under the proposed Management Agreement, DSI's fee for advisory and administrative services to the Portfolio will be 0.20% of the average daily net assets of the Portfolio, but will be reduced to the extent necessary to keep the aggregate annual operating expenses of the Portfolio (excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than .20% of the average daily net assets of the Portfolio, for the one year period following effectiveness of the Agreement. If the fee reduction were not in effect, Advisory and Management Fees for the Portfolio would be .20% of the average daily net assets of the Portfolio.

(2) Under the Sponsorship Agreement between DSI and the Fund which will be entered into as part of the management restructuring, DSI's fee for administrative and sponsorship services will be 0.50% of the average daily net assets of the Fund, but will be reduced to the extent necessary to keep the aggregate annual operating expenses of the Fund (including the Fund's share of the Portfolio's expense, but excluding, brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than .98% of the average daily net assets of the Fund, for the one year period following effectiveness of the Sponsorship Agreement. If the fee reduction were not in effect, administrative services and sponsorship fees for the Fund would be .50% of the average daily net assets of the Fund.


(3) Pursuant to an expense payment arrangement between Signature and the Fund, Signature currently pays all of the ordinary operating expenses of the Fund, including the advisory, management, 12b-1 and administrative services fees. Pursuant to the current Sponsorship Agreement between the Portfolio and KLD, KLD pays the ordinary operating expenses of the Portfolio, except the sponsorship fees, and excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses. KLD has entered into expense payment arrangements with Signature pursuant to which Signature currently provides these expense payment services to the Portfolio. As a result, the aggregate annual ordinary operating expenses (including amortization of organization expenses) of the Fund and the Portfolio are set at 0.98% of the average daily net assets of the Fund. All of the advisory, 12b-1 and management fees shown above are paid through these expense payment arrangements. During any period, the amounts paid to Signature or KLD under the expense payment arrangements may be greater or less than amounts actually paid by Signature or KLD, as the case may be, under the arrangements during that period. These expense payment arrangements are being terminated in connection with the management restructuring.



(4) See footnote 3 above.



(5) Other Expenses and Total Operating Expenses do not reflect the anticipated payment to Signature by the Fund of $550,000 in connection with termination of the expense payment arrangements with Signature nor the expenses incurred by the Fund in connection with the termination of such agreements with Signature, which are considered to be extraordinary expenses. Had such expenses been included, "Other Expenses" and "Total Operating Expenses" would be 0.79% and 1.49% respectively of the average daily net assets of the Fund, assuming the same level of assets and expenses of the Fund as existed during the fiscal year ended July 31, 1997.



(6) See footnote 3 above.



(7) Without the automatic fee reductions, which expire in one year, it is estimated that under the proposed management restructuring, the aggregate annual operating expenses of the Fund (including the Fund's share of the Portfolio's expenses) would be 1.103% of the average daily net assets of the Fund, assuming the same level of assets and expenses of the Fund as existed during the fiscal year ended July 31, 1997.



(8) Without the automatic fee reductions, which expire in one year, it is estimated that under the proposed management restructuring, a shareholder of the Fund would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return and (2) redemption at the end of 1 year, 3 years, 5 years and 10 years respectively: 11, 34, 58 and 129.

ITEM 1: NEW MANAGEMENT ARRANGEMENTS FOR THE FUND, AS FOLLOWS:

    ITEM 1A: TO VOTE ON A MANAGEMENT AGREEMENT BETWEEN DOMINI SOCIAL INVESTMENTS LLC ("DSI") AND DOMINI SOCIAL INDEX-SM- PORTFOLIO (THE "PORTFOLIO"). SUBSTANTIALLY ALL OF THE FUND'S INVESTABLE ASSETS ARE INVESTED IN THE PORTFOLIO.

   ITEM 1B: TO VOTE ON A SUBMANAGEMENT AGREEMENT BETWEEN DSI AND MELLON EQUITY ASSOCIATES.

  ITEM 1A: A MANAGEMENT AGREEMENT BETWEEN THE
  PORTFOLIO AND DOMINI SOCIAL INVESTMENTS LLC

            APPOINTMENT OF DOMINI SOCIAL INVESTMENTS LLC AS MANAGER

    Kinder, Lydenberg, Domini & Co., Inc. ("KLD") currently provides advice to the Portfolio pursuant to an investment advisory agreement (the "KLD Advisory Agreement") which provides that KLD, as Adviser, will determine the stock to be included in the Domini 400 Social Index-SM- (the "Index") and will evaluate, in accordance with KLD's social criteria, debt securities which may be purchased by the Portfolio. If Item 1a is approved, the management of the Fund's assets will be supervised by Domini Social Investments LLC ("DSI") a newly formed Massachusetts limited liability company, pursuant to a management agreement between the Portfolio and DSI (the "Proposed Management Agreement").

    The creation of DSI, by current principals of KLD and certain other investment company and marketing professionals, and the proposal to appoint DSI as manager of the Portfolio, resulted from an effort on the part of the Trustees and officers of the Fund and the Portfolio to provide the Fund and the Portfolio with more centralized and efficient management services. Under the Proposed Management Agreement, DSI will provide the Fund with both investment management and administrative services, including the provision of general office facilities and supervising the overall administration of the Fund. Upon the effectiveness of the Proposed Management Agreement with DSI, the current investment advisory agreement with KLD will terminate. KLD will continue to determine and monitor the composition of the Index, and provide other services relating to socially responsible investments pursuant to a license agreement between DSI and KLD. It is anticipated that the establishment of DSI, and the transfer of the Portfolio's management and administration to DSI, will permit KLD to concentrate on its mission to provide services relating to socially responsible investments. DSI, on the other hand, will be able to focus its energies and the experience of its principals on providing the Portfolio and the Fund with professional fund management and, as supervisor of the Portfolio's investments, will seek to ensure that securities holdings track the composition and weightings of the securities comprising the Index maintained by KLD.

    The assets of the Portfolio have been managed on a day to day basis since November 21, 1994 by Mellon Equity Associates ("Mellon Equity") pursuant to a management agreement dated October 4, 1994 (the "Existing Mellon Agreement"). Concurrently with the proposal to appoint DSI as Manager, shareholders are also being asked to approve a submanagement agreement (the "Submanagement Agreement") between DSI and Mellon Equity as more fully set forth in Item 1b below. If Item 1b is approved, subject to the oversight of DSI, Mellon Equity will continue to manage the day to day investment affairs of the Portfolio, resulting in continuous and uninterrupted advisory services. Termination of the Existing Mellon Agreement will be effective as of the time DSI assumes responsibility for the management of the Portfolio's assets and upon the approval of the Submanagement Agreement as further set forth in Item 1b below.

                               DESCRIPTION OF DSI

    DSI is a newly formed Massachusetts limited liability company with offices at 11 West 25th Street, 7th Floor, New York, New York 10010, and is registered as an investment adviser under the Investment Advisers Act of 1940. DSI was founded by the principals of KLD, and now includes other investment company and marketing professionals, as more fully set forth below.


    Amy L. Domini is the Manager and principal executive officer of DSI. Ms. Domini specializes in working with individuals and institutions that wish to integrate social or ethical criteria into their investment decisions. Ms. Domini has been in the investment field for 19 years, co-authored a book on social investing, ETHICAL INVESTING (Addison-Wesley, 1984) and is currently a trustee of Loring, Wolcott & Coolidge, a firm of private trustees. Ms. Domini has served as principal executive officer of KLD, the Portfolio's current investment adviser, responsible for determining which stocks are to be included in the Index. Ms. Domini also serves as Trustee of the Episcopal Church Pension Fund and a member of the governing board of the Interfaith Center of Corporate Responsibility. Ms. Domini has worked to promote both shareholder activism and community development investing which, in combination with the integration of social criteria into investment decisions, in her view serve to encourage the business community to accept more responsibility for its impact on society. Ms. Domini is currently Chairman of the Board and President of the Fund, Chief Executive Officer, Secretary, Treasurer and 51% owner of KLD, and a 21.25% owner of DSI. Ms. Domini's address is c/o Loring, Wolcott & Coolidge, 230 Congress Street, Boston, MA 02110.


    Peter D. Kinder is a lawyer by training, and practiced law for ten years in both the public and private sectors. During that time, Mr. Kinder litigated corporate responsibility issues in the contexts of the environment, charitable trusts, consumer frauds, and energy supplies. Since then he has co-authored INVESTING FOR GOOD (Harper Collins, 1993), THE SOCIAL INVESTMENT ALMANAC (Henry Holt & Co., 1992), LAW AND BUSINESS (McGraw-Hill, 1990) and ETHICAL INVESTING (Addison-Wesley, 1984) and contributed to three other books. He currently writes a regular column for Business Ethics magazine. Mr. Kinder holds degrees from Princeton University and Ohio State University. Mr. Kinder is currently Vice President of the Fund, President and 19% owner of KLD, and a 21.25% owner of DSI. Mr. Kinder's address is c/o Kinder, Lydenberg, Domini & Co., Inc., 129 Mt. Auburn Street, Cambridge, MA 02138.



    David P. Wieder is President and founder of Fundamental Shareholder Services, Inc. ("FSSI"), a registered transfer agent specializing in assisting financial services firms in the areas of shareholder servicing, marketing, and technology. FSSI has served as the Fund's transfer agent since 1995. Through FSSI, Mr. Wieder has provided advice to leading financial institutions, small- and medium-sized mutual funds, and non-profit organizations. In addition to founding FSSI in 1990, Mr. Wieder has been associated with the Fundamental Family of Funds. He has also worked at LaSalle Economics, Inc. as an economic analyst and American Express as a financial analyst. Mr. Wieder is also active in the National Investment Company Service Association and the Investment Company Institute, where he serves as a member of the Direct Marketing, Sales Force Marketing and Operations Committees. Mr. Wieder holds a degree in Economics from Cornell University. Mr. Wieder is a 21.25% owner of DSI. Mr. Wieder's address is c/o Domini Social Investments LLC, 11 West 25th Street, 7th Floor, New York, NY 10010.



    Sigward M. Moser is President and a founder of Communication House International, Inc., an international marketing firm specializing in cross cultural and financial communications. Mr. Moser has provided advice to governments, non-profit organizations and major European and American corporations to develop communication and marketing programs. Mr. Moser has also worked for international advertising agencies in the U.S. and in Europe. Mr. Moser is also active in the Financial Communications Society, where he serves as a member of the Board of Directors. Mr. Moser holds a degree in Advertising from the University of Economics, Vienna, Austria. Mr. Moser is a 21.25% owner of DSI. Mr. Moser's address is c/o Domini Social Investments LLC, 11 West 25th Street, 7th Floor, New York, NY 10010.

    Steven D. Lydenberg is currently Vice President of the Fund, Director of Research and 20% owner of KLD and 5% owner of DSI. He has been active in social research since 1975. For twelve years he worked with the Council on Economic Priorities, ultimately Director of Corporate Accountability Research. Mr. Lydenberg has authored numerous publications on issues of corporate social responsibility, including RATING AMERICA'S CORPORATE CONSCIENCE (Addison-Wesley,
1986), and co-authored INVESTING FOR GOOD AND THE SOCIAL INVESTMENT ALMANAC. Mr. Lydenberg holds degrees from Columbia College and Cornell University. He is a Chartered Financial Analyst (CFA). Mr. Lydenberg's address is c/o Kinder, Lydenberg, Domini & Co., Inc., 129 Mt. Auburn Street, Cambridge, MA 02138.


    James Earl Brooks of 4 Arlington Street, Cambridge, Massachusetts is also a 10% owner of KLD and DSI.

    In addition to serving as Manager to the Portfolio if Item 1a is approved, DSI also will serve as Sponsor of the Fund pursuant to a Sponsorship Agreement approved by the Trustees of the Fund at a meeting held on June 30, 1997. As Sponsor, DSI will provide overall administrative and operational support to the Fund subject to the supervision of the Fund's Board of Trustees, including: (i) maintaining office facilities and furnishing clerical services necessary for maintaining the organization of the Fund and for performing administrative and management functions; (ii) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund's transfer agent, distributor, shareholder servicing agents, custodian and other independent contractors or agents; (iii) overseeing the preparation of and, if applicable, filing all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; (iv) preparing agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; and (v) arranging for maintenance of the books and records of the Fund. For its services under the Sponsorship Agreement, DSI receives a fee equal, on an annual basis, to .50% of the Fund's average daily net assets, except that for the first year of the Agreement, the fee payable to DSI will be reduced by the amount, if any, by which the total ordinary operating expenses of the Fund (including the Fund's pro rata portion of the expenses of the Portfolio) exceed, on an annual basis,
 .98% of the average daily net assets of the Fund for its current fiscal year.

    "Domini" and "Domini Social Index" are service marks of KLD which are licensed to DSI with the consent of Amy L. Domini. Pursuant to agreements among DSI, Amy L. Domini and each of the Fund and the Portfolio, the

Portfolio may be required to discontinue use of such service marks if DSI ceases to be the Manager of the Portfolio or Amy L. Domini withdraws her consent, and the Fund may be required to discontinue the use of such marks if DSI ceases to be the Sponsor of the Fund or Amy L. Domini withdraws her consent or either DSI ceases to be the Manager of the Portfolio or the Fund ceases to invest all of its assets in the Portfolio.

    The following summary of the Proposed Management Agreement is qualified in its entirety by the provisions of the Proposed Management Agreement as set forth in Appendix A hereto.

                       THE PROPOSED MANAGEMENT AGREEMENT

    DESCRIPTION OF PROPOSED MANAGEMENT AGREEMENT. Under the Proposed Management Agreement, DSI, as investment manager, will furnish continuously an investment program for the Portfolio and will have authority to determine from time to time what securities are purchased, sold or exchanged, and what portion of the assets of the Portfolio is held uninvested, subject always to the restrictions of the Portfolio's Declaration of Trust and By-laws, as each may be amended from time to time, the provisions of the 1940 Act and the Fund's prospectus. DSI will also make recommendations as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to portfolio securities will be exercised; and will take all actions which DSI deems necessary to implement Fund investment policies including the placement of all orders for the purchase or sale of securities for the Portfolio's account with the brokers or dealers selected by it, and instructing the custodian or any subcustodian as to the settlement of such purchases or sales. In providing the services and assuming the obligations under the Proposed Management Agreement, DSI may employ, at its own expense, or may request that the Portfolio employ (subject to the requirements of the 1940 Act) one or more subadvisers or managers, provided that DSI shall supervise the activities of any subadviser or submanager. If Item 1b is approved, DSI will appoint Mellon Equity to act as submanager for the Portfolio.

    Under the Proposed Management Agreement, DSI will also perform such administrative and management services as may from time to time be reasonably requested, including: (i) maintaining office facilities and furnishing clerical services necessary for maintaining the organization of the Portfolio and for performing administrative and management functions; (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (iii) overseeing (with advice of the Portfolio's counsel) the preparation of and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; (iv) preparing agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; and (v) arranging for maintenance of the books and records of the Portfolio. In providing the administration services under the Proposed Management Agreement, DSI may employ, at its own expense, one or more entities to perform its obligations under the Agreement, provided that DSI shall supervise the activities of any such entity.



    The Proposed Management Agreement, if approved by a Majority Shareholder Vote (as defined hereafter) of the Portfolio's investors, will become effective on the effective date of the proposed management restructuring, and will continue in effect for a two-year period, and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. The Proposed Management Agreement may be terminated at any time without the payment of any penalty by the Portfolio's Board of Trustees or by Majority Shareholder Vote of the Portfolio's investors, or by DSI, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. The Proposed Management Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).


    Under the Proposed Management Agreement, as under the KLD Advisory Agreement and Existing Mellon Agreement, DSI will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Proposed Management Agreement relates, except a loss resulting from DSI's willful misfeasance, or its bad faith or gross negligence in the performance of its obligations and duties, or by reason of DSI's reckless disregard of its obligations and duties under such agreement. The Proposed Management Agreement, like the KLD Advisory Agreement and Existing Mellon Agreement, provides that the Manager may render services to others.

    DESCRIPTION OF CURRENT AGREEMENTS. Pursuant to the KLD Advisory Agreement currently in effect, KLD furnishes continuously an investment program by determining the stocks to be included in the Index and evaluating, in accordance with KLD's social criteria, debt securities which may be purchased by the Portfolio, subject always to the restrictions of the Portfolio's Declaration of Trust and By-laws, as each may be amended from time to time, the provisions of the 1940 Act and the Fund's prospectus, and provides, at its own expense, all facilities and personnel necessary in connection with providing these services. KLD also makes recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the securities held by the Portfolio should be exercised. KLD is not responsible, however, for providing advice as to the investment merits of particular securities or as to the purchase or sale of securities. The KLD Advisory Agreement continues in effect if such continuance is specifically approved at least annually by the Portfolio's Board of Trustees or by a majority of the outstanding voting securities of the Portfolio at a meeting called for the purpose of voting on the KLD Advisory Agreement (with the vote of each investor in the Portfolio being in proportion to the amount of its interests in the Portfolio), and, in either case, by a majority of a Portfolio's Trustees who are not parties to the KLD Advisory Agreement or interested persons of any such party at a meeting called for the purpose of voting on the KLD Advisory Agreement. The KLD Advisory Agreement is dated May 1, 1990, and was approved by a Majority Shareholder Vote of the Fund and the Portfolio on December 3, 1991, and amended by the Trustees to decrease the fees payable thereunder on October 4, 1996.

    The Existing Mellon Agreement provides that Mellon Equity shall act as investment manager to the Portfolio and as such, shall manage the assets of the Portfolio on a daily basis, subject always to the restrictions of the Portfolio's Declaration of Trust, By-laws and then current registration statement. In particular, Mellon Equity takes all actions to implement the investment policies of the Portfolio, and in particular, places all orders for the purchase or sale of securities for the Portfolio with brokers or dealers selected by it and gives instructions to the custodian or subcustodian with respect to the settlement of such purchases and sales. Mellon Equity provides, at its own expense, all facilities and personnel necessary in connection with providing these services. The Existing Mellon Agreement continues in effect if such continuance is specifically approved at least annually by the Portfolio's Board of Trustees or by a majority of the outstanding voting securities of the Portfolio at a meeting called for the purpose of voting on the Existing Mellon Agreement (with the vote of each investor in the Portfolio being in proportion to the amount of its interests in the Portfolio), and, in either case, by a majority of a Portfolio's Trustees who are not parties to the Existing Mellon Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Agreement. Further information with respect to the Existing Mellon Agreement is included under Item 1b.

    FEES UNDER THE PROPOSED AND EXISTING AGREEMENTS. Under the Proposed Management Agreement, the Portfolio will pay to DSI for the services to be rendered and facilities to be provided, a fee accrued daily and payable monthly at an annual rate equal to .20% of the Portfolio's average daily net assets for the then current fiscal year. However, the Proposed Management Agreement also provides that for a period of one year, this fee will be reduced to the extent necessary to keep the Portfolio's annual operating expenses (excluding amounts payable under the Proposed Management Agreement, and brokerage fees and commissions, interest, taxes, and any other extraordinary expenses of the Portfolio) at no more than .20% of the Portfolio's average daily net assets for the then current year. Shareholders should consult the "CURRENT AND PRO FORMA EXPENSE SUMMARY" above for a description of the Fund's expenses, which includes expenses in addition to the Portfolio's expenses.



    Under the current KLD Advisory Agreement, the fees payable to KLD are equal to .025% of the Portfolio's average daily net assets for the then current fiscal year, under the Existing Mellon Agreement, the fees payable to Mellon Equity are equal to .10% of the Portfolio's average daily net assets for the then current fiscal year, and under the KLD Sponsorship Agreement, the fees payable to KLD for administrative services are equal to .025% of the Portfolio's average daily net assets for the then current fiscal year, bringing aggregate investment management and administration fees under the current agreements to .15% of the Portfolio's average daily net assets for its then current fiscal year. These fees reflect amendments to the current KLD Advisory Agreement and the Existing Mellon Agreement effective as of October 4, 1996 which reduced the fees payable under those agreements. Prior to October 4, 1996, under the current KLD Advisory Agreement, the fees payable to KLD were equal to .05% of the Portfolio's average daily net assets for the then current fiscal year and under the Existing Mellon Agreement, the fees payable to Mellon Equity were on an annual basis equal to the following percentages of the Portfolio's average daily net assets for its then current fiscal year: 0.10% of assets up to $50 million; 0.30% of assets between $50 million and $100 million; 0.20% of assets between $100 million and $500 million; and 0.15% of assets over $500 million. For the fiscal year ended July 31, 1997 the Portfolio incurred advisory fees under the KLD Advisory Agreement of $46,528 and management fees under the Existing Mellon Agreement of $182,885. In addition, for the fiscal year ended July 31, 1997, the Portfolio incurred $46,528 in administrative fees. As a result, total fees for investment management, advisory and administrative services for the Portfolio were $275,941 for the fiscal year ended July 31, 1997. Had the Proposed Management Agreement been in effect for that period, the Portfolio would have incurred $257,154 in fees for investment management, advisory and administrative services, reflecting the fee reduction provision which will be in effect for a one year period following the effectiveness of the Agreement. Had the Proposed Management Agreement been in effect for the fiscal year ended July 31, 1997, and assuming expiration of the fee reduction provision, the Portfolio would have incurred $333,927 in fees for investment management, advisory and administrative services.

    Currently, under the KLD Sponsorship Agreement with the Portfolio, KLD is obligated to pay all of the Portfolio's annual operating expenses (excluding amounts payable under the KLD Sponsorship Agreement, and brokerage fees and commissions, interest, taxes, and any other extraordinary expenses of the Portfolio) and in return receives a fee payable monthly at an annual rate equal to .20% of the Portfolio's average daily net assets for the then current fiscal year. The existing KLD Sponsorship Agreement has the effect of ensuring that the Portfolio's ordinary expenses are maintained at a certain level. The KLD Sponsorship Agreement will be terminated as part of the management restructuring. However, for a period of one year the Proposed Management Agreement will provide for a reduction in the fee payable to DSI to the extent necessary to maintain ordinary expenses at that same level.

    Except for the fee to be paid thereunder, the terms and conditions of the Proposed Management Agreement relating to investment management services are not substantially different from the terms and conditions of the KLD Advisory Agreement and the Existing Mellon Agreement, and those terms and conditions relating to administrative services are not substantially different from the terms and conditions relating to the provision of administrative services in the existing Sponsorship Agreement between KLD and the Portfolio.

                     CONSIDERATION OF THE BOARD OF TRUSTEES


    THE BOARD'S RECOMMENDATION. The Trustees of the Portfolio and the Fund were first introduced to the DSI proposal to centralize management at meetings of the Boards held on April 14, 1997, and further considered the proposal at meetings held on June 13, 1997 and June 30, 1997. In addition, the members of the Boards who are not "interested persons" of the Portfolio and the Fund (referred to hereafter as the "Independent Trustees") conferred with outside counsel to such Independent Trustees on June 13, June 19, and June 30, 1997. At the meeting held on June 30, 1997, the Trustees of the Portfolio, including all of the Independent Trustees, approved the Proposed Management Agreement with DSI, subject to approval of the investors in the Portfolio, including the Fund.



    THE BOARD'S RESPONSIBILITIES. In determining whether to approve the Proposed Management Agreement, the Trustees, assisted by outside counsel, analyzed the proposal in light of their fiduciary duties as Trustees in order to determine whether the appointment of DSI and the potential increase in fees was in the best interests of the Portfolio's investors. Outside counsel to the Independent Trustees assisted in preparing an analysis of the Trustees' fiduciary duties in connection with their review and approval of the Proposed

Management Agreement. In addition to advising the Independent Trustees about their fiduciary duties, counsel assisted the Independent Trustees in analyzing the issues presented in connection with the appointment of a newly created management company without an operating history, and worked with the Independent Trustees in requesting information from DSI with respect to its proposal. In addition, counsel assisted the Independent Trustees in analyzing the proposed fee increase and in evaluating the potential effects of the increase on the Portfolio and its investors.



    DSI'S PRESENTATION TO THE BOARD. In presenting the proposed management arrangements, current principals of KLD described the existing management structure and how it had evolved from the start-up stages of the Portfolio and the Fund, and the present need for a new, more focused management system. In particular, Ms. Domini explained how the resources and facilities of KLD had been strained by the demands resulting from the rapid growth of the Fund and the increasing number of investor inquiries. For example, the Trustees were provided with statistics indicating that the number of investor calls had increased from approximately 2,600 calls during the five-month period ending May 1996 to over 7,300 calls for the same period ending May, 1997. The Trustees were informed that KLD, as primarily a provider of social research, did not have the expertise in fund management to provide the Portfolio and the Fund with the leadership required by the growth in assets, nor the expertise or personnel to provide the Fund with marketing initiatives. DSI also informed the Board that it would employ experienced compliance personnel, and that it intended to expand its operations to be able to provide, in the near future, full service fund administration, as well as distributorship and shareholder servicing functions. The Trustees were presented with materials showing the anticipated lines of authority, stemming from the Trustees, who would continue to maintain overall supervisory responsibility for the Portfolio and the Fund, to the Manager, which would provide more direct supervision of the other service providers.


    The Trustees were also presented with materials on the principals of DSI, their backgrounds, and information with respect to the businesses with which they are currently associated, with particular attention to those principals who were not also associated with KLD. In this regard, it was noted that Mr. Wieder, a principal of DSI, had over a two year relationship with the Fund as the founder and President of Fundamental Shareholder Services, Inc., the present transfer agent for the Fund. It was also noted that Mr. Moser, another principal of DSI, had particular expertise in marketing financial products. In addition, the Trustees were informed of the long-standing commitment to social issues of the DSI principals.

    The Trustees also received information on the projected financial resources of DSI, and the potential ability of DSI to provide the services for which it would be responsible. The Trustees were presented with a three year business plan, as well as projections of revenues and expenses.

    COMPARATIVE ADVISORY AND ADMINISTRATION FEES. In considering the fees under the Proposed Management Agreement, the Trustees also considered the fees under the proposed Sponsorship Agreement between DSI and the Fund, pursuant to which DSI would receive an annual fee equal to .50% of the Fund's average daily net assets. The combined fees under the two agreements result in an aggregate annual fee for investment management and administration services of .70% of the Fund's average daily net assets. The Trustees were presented with comparative data with respect to the expense ratios and advisory/administration expenses of other funds committed to socially responsible investments. Using as a source LIPPER'S DIRECTORS' AND ANALYTICAL DATA, FIRST EDITION, 1997, DSI demonstrated that the proposed advisory/administration fee for the Fund at an annual rate of .70% of average net assets was within the range of advisory/ administration fees for other socially and environmentally responsible funds. Such fees ranged from 0.515% to 1.350% of average net assets. DSI also demonstrated that the proposed total expense ratio of 0.98% of net assets which would be in place for the one year period following the effectiveness of the Proposed Management Agreement was one of the lowest total expense ratios for socially and environmentally responsible funds in the Lipper data base.


    THE BOARD'S CONSIDERATION OF THE FEE INCREASE AND OTHER EXPENSES. The Trustees requested, and DSI provided, information to assist the Trustees in their consideration of the proposed fee increase, including information and reports relating to the Fund's current and proposed fee structures, the Fund's expenses, and the anticipated expenses and profitability of DSI. The Board acknowledged that the fees currently payable to KLD for its role in preparing and maintaining the Index and providing administrative and sponsorship services to the Portfolio and the Fund were not sufficient to enable KLD to provide the kind of management services needed by the Portfolio and the Fund. The Board also took into consideration DSI's expressed commitment to keeping the overall fees of the Portfolio and the Fund competitive with other funds in its class, and the understanding therefore, that DSI might waive, on a voluntary basis, fees in the future. The Trustees also considered the anticipated benefits to the Portfolio and the Fund and the Fund's shareholders in having DSI, with its commitment to socially responsible investing, to act as manager of the Portfolio and the Fund. On the basis of this information and other information obtained and reviewed by the Trustees, including all of the Independent Trustees, the Trustees determined that the proposed increase in management fees was reasonable in light of the services to be provided and would result in benefits to the Shareholders.


    In recommending the restructuring to the Shareholders, the Trustees also considered the one-time payment to Signature in connection with the termination of the current expense payment arrangements and the associated expenses, and determined that the benefits associated with the termination outweighed the costs involved.


    THE MAXIMUM FEE PAYABLE UNDER THE PROPOSED MANAGEMENT AGREEMENT IS GREATER THAN THE FEE CURRENTLY PAYABLE BY THE PORTFOLIO FOR ADVISORY, MANAGEMENT AND ADMINISTRATIVE SERVICES. HOWEVER, FOR A PERIOD OF ONE YEAR, THE PROPOSED MANAGEMENT AGREEMENT PROVIDES FOR A REDUCTION IN MANAGEMENT FEES TO THE EXTENT NECESSARY TO MAINTAIN THE FUND'S ORDINARY OPERATING EXPENSES AT CURRENT LEVELS. ABSENT FEE WAIVERS, THE FUND'S ORDINARY OPERATING EXPENSES ARE LIKELY TO INCREASE AS A RESULT OF THE APPROVAL OF ITEM 1A AFTER ONE YEAR ASSUMING CURRENT LEVELS OF FUND ASSETS. IN ADDITION, DUE TO THE TERMINATION OF EXPENSE REIMBURSEMENT ARRANGEMENTS WITH RESPECT TO THE PORTFOLIO AND THE FUND IN CONNECTION WITH THE MANAGEMENT RESTRUCTURING, AND THE FEES PAYABLE UNDER THE SPONSORSHIP AGREEMENT BETWEEN THE FUND AND DSI, THE NEW CONTRACTUAL ARRANGEMENTS WILL LIKELY, AFTER THE FIRST YEAR OF OPERATION, RESULT IN AN INCREASE IN THE ORDINARY OPERATING EXPENSES OF THE FUND.

    As noted above, the Proposed Management Agreement must be approved by a majority of the outstanding interests of the Portfolio. This requires approval by the holders of 67% or more of the outstanding interests in the Portfolio which are present at the meeting of the investors of the Portfolio held for that purpose, if the holders of more than 50% of such shares are present in person or by proxy, or more than 50% of the outstanding interests in Portfolio, whichever is less (a "Majority Shareholder Vote"). The Fund will cast all the Fund's votes with respect to the Proposed Management Agreement in the same proportion as the votes of the Fund's shareholders cast at the Meeting of the Fund's shareholders on this Item 1a. The percentage of the Fund's votes representing Fund shareholders not voting at the Meeting will be voted by the Fund in the same proportion as those cast by Fund shareholders who do, in fact, vote.

    If the proposal does not receive the requisite shareholder approvals, then
(a) the Proposed Management Agreement would not become effective, (b) the existing contractual arrangements would continue, and (c) the Trustees of the Fund will meet to consider possible alternatives, which might include resubmission of the Proposed Management Agreement for approval or withdrawal of the assets of the Fund from the Portfolio.

    THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE PROPOSED MANAGEMENT AGREEMENT. In so doing, they have acted in what they believe to be the best interests of the shareholders of the Fund.

  ITEM 1B: TO VOTE ON A SUBMANAGEMENT AGREEMENT BETWEEN DOMINI SOCIAL INVESTMENTS LLC AND MELLON EQUITY ASSOCIATES

    Mellon Equity has served as the investment manager of the Portfolio since November 21, 1994 pursuant to the terms of the Investment Management Agreement dated October 5, 1994 and amended by the Trustees to decrease the fees payable thereunder on October 4, 1996 (the "Existing Mellon Agreement"). The Existing Mellon Agreement was approved by Majority Shareholder Vote of the shareholders of the Fund and the interests in the Portfolio at a meeting of shareholders held on January 25, 1995. The termination of the Existing Mellon Agreement and the appointment of Mellon Equity as Submanager of the Portfolio is part of the effort to provide the Fund and the Portfolio with centralized management. Under the proposed new management arrangements, DSI will have overall supervisory authority over the investment of the Portfolio's assets, while Mellon Equity will continue to manage the assets on a day to day basis pursuant to an investment submanagement agreement (the "Submanagement Agreement") between DSI and Mellon (the "Submanager"). A copy of the Submanagement Agreement is attached hereto as Appendix B.

    Termination of the Existing Mellon Agreement and the appointment of Mellon Equity as Submanager will become effective when DSI assumes responsibility for the management of the Portfolio's assets and is contingent upon approval of Item 1a. The appointment of Mellon Equity as Submanager is expected to provide the Portfolio with continuing effective and capable investment management services. As Submanager, Mellon Equity manages the assets of the Portfolio on a day to day basis. Mellon Equity does not determine the composition of the Index; rather, Mellon's function is to ensure that the Portfolio's securities holdings track the composition and weightings of the securities comprising the Index.

                            MELLON EQUITY ASSOCIATES

    Mellon Equity is a Pennsylvania business trust founded in 1987, which is beneficially owned by Mellon Bank, N.A. (99% beneficial interest) and MMIP (1% beneficial interest), a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon Bank"). Mellon Equity is a professional investment counseling firm that provides investment management services to the equity and balanced pension, public fund, and profit-sharing investment management markets, and is a registered investment adviser under the Advisers Act. As of December 31, 1996, Mellon Equity had discretionary management authority with respect to approximately $11.3 billion of assets. Mellon's predecessor organization managed domestic equity, tax-exempt and institutional pension accounts since 1947. The address of Mellon Equity and each of the principal executive officers and directors of Mellon Equity is 500 Grant Street, Suite 3700, Pittsburgh, Pennsylvania 15258.

    John O'Toole, Senior Vice President and Portfolio Manager for Mellon Equity, is primarily responsible for providing investment management services to the Portfolio on behalf of Mellon Equity. Mr. O'Toole has been involved in the development and evolution of the investment process since its inception in 1982, and has managed portfolios utilizing a quantitative approach since the inception of the process. Mr. O'Toole joined Mellon Bank as a portfolio manager in 1979 and has had extensive experience in portfolio management and quantitative applications. Prior to joining Mellon Equity in April 1990, Mr. O'Toole was a Vice President/Senior Portfolio Manager with the Mellon Private Capital Management Group of Mellon Bank's Trust and Investment Department.

    Mr. O'Toole is a Chartered Financial Analyst and is a member of the Association for Investment Management and Research, and is past president and a former board member of the Pittsburgh Society of Financial Analysts. He has also participated in AIMR's Performance Presentation Standards implementation process as a member of the sub-committee for After-Tax Reporting. He graduated from the University of Chicago with an MBA, concentrating in Finance, and received his Bachelor's Degree in Economics from the University of Pennsylvania.

    The names and principal occupations of the principal executive officers and trustees of Mellon Equity are shown on the table below.

NAME                                     POSITION             PRINCIPAL OCCUPATION
-------------------------------  -------------------------  ------------------------
W. Keith Smith                   Trustee                    Director & Vice Chairman
Ronald Philip O'Hanley           Trustee and Chairman       Senior Vice President
Christopher Mark Condron         Trustee                    Vice Chairman
James Milton Gockley             Trustee                    Chief Legal Counsel
Joan Green                       Treasurer                  Finance
William P. Rydell                President and Chief        President
                                 Executive Officer
Robert A. Wilk                   Senior Vice President      Portfolio Manager
John R. O'Toole                  Senior Vice President      Portfolio Manager

NAME                                     POSITION             PRINCIPAL OCCUPATION
-------------------------------  -------------------------  ------------------------
Steven A. Falci                  Senior Vice President      Portfolio Manager
Ronald P. Gala                   Senior Vice President      Portfolio Manager
Kenneth A. Barker                Senior Vice President      Director-Quantitative
                                                             Analysis & Systems
James E. Foster                  Senior Vice President      Director-Marketing &
                                                             Sales
Patricia K. Nichols              Senior Vice President      Finance & Administration
John W. Keller                   Senior Vice President      Director of Equity
                                                             Trading
John J. Dagenhard                Senior Vice President      Director of Client
                                                             Service

    In addition to serving as Submanager to the Portfolio, Mellon Equity also serves as investment adviser to other investment companies with similar investment objective as set forth in Appendix C hereto.

              DESCRIPTION OF THE PROPOSED SUBMANAGEMENT AGREEMENT

    The Submanager manages the assets of the Portfolio pursuant to the Submanagement Agreement. Under the 1940 Act and regulations thereunder, the Submanagement Agreement must be approved by a Majority Shareholder Vote of the Portfolio. The following summary of the Submanagement Agreement is qualified in its entirety by the provisions of the Submanagement Agreement as set forth in Appendix B hereto.


    Subject to such policies as the Board of Trustees of the Portfolio and DSI, as Manager, may determine, the Submanager provides the Portfolio with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its investment assets. The Submanager furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Portfolio's investments and effecting securities transactions for the Portfolio. The Submanagement Agreement will continue in effect if such continuance is specifically approved at least annually by (i) the Portfolio's Board of Trustees or (ii) the other investors in the Portfolio (with the vote of each Portfolio investor being cast in proportion to the amount of its investment in the Portfolio) and, in either case, by a majority vote of the Portfolio's Independent Trustees who are not interested persons of the Portfolio or Mellon Equity at a meeting called for the purpose of voting on the Submanagement Agreement.


    The Submanagement Agreement provides that the Submanager may render services to others. The Submanagement Agreement is terminable without penalty on no more than 60 days' nor less than 30 days' written notice when authorized by majority vote of the investors in the Portfolio (with the vote of each Portfolio investor being cast in proportion of the amount of its investment in the Portfolio) or by the Trustees of the Portfolio, or by the Manager with the consent of the Trustees and may be terminated by the Submanager on not less than 90 days' written notice to the Manager and the Trustees, and will automatically terminate in the event of its assignment. The Submanagement Agreement provides that the Submanager shall not be liable for any error of judgment or for any act or omission in the execution of securities transactions for the Portfolio, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Submanagement Agreement.

    The terms and conditions of the Submanagement Agreement are not substantially different from the terms and conditions of the Existing Mellon Agreement between the Portfolio and Mellon Equity except for the supervisory role given to the Manager in the Submanagement Agreement. In particular, the Submanager is required to notify the Manager in advance of the Submanager's intention to purchase any securities except insofar as the requirement for such notification may be waived or limited by the Manger, it being understood that the Submanager shall be responsible for compliance with any restrictions imposed in writing by the Manager from time to time in order to facilitate compliance with the Portfolio's investment restrictions and such other restrictions as the Manager may determine. Further, the Manager or the Trustees of the Portfolio may at any time, upon written notice to the Submanager, suspend or restrict the right of the Submanager to determine what securities shall be purchased or sold on behalf of the Portfolio and what portion if any, of the assets of the Portfolio allocated by the Manager to the Submanager shall be held uninvested.

    In addition, the fees payable to Mellon Equity under the Submanagement Agreement are payable by DSI and not the Portfolio. Finally, the termination provisions provide that the Manager may, with the consent of the Portfolio's Trustees, terminate the Submanagement Agreement, and Mellon Equity must give 90 days notice of its intent to terminate the Agreement.


    Under the Submanagement Agreement, DSI will pay Mellon Equity an investment submanagement fee equal on an annual basis to 0.10% of the Portfolio's average daily net assets. This fee is the same as the fee Mellon Equity currently receives under the Existing Mellon Agreement. For the fiscal year ended July 31, 1997, Mellon Equity was paid an investment management fee of $182,885. Further information with respect to the Submanagement Agreement is given under Item 1a above.

                     CONSIDERATION OF THE BOARD OF TRUSTEES

    The Trustees considered the Submanagement Agreement in connection with their consideration of the new management structure as more fully set forth under Item 1a. In approving the Submanagement Agreement, the Trustees of the Fund and Portfolio considered in particular the performance of Mellon Equity under the Existing Mellon Agreement and gave considerable weight to the desire not to interrupt the provision of day-to-day services to the Fund that Mellon Equity has been providing. The Trustees also considered the experience and reputation of Mellon Equity; its capabilities with respect to compliance and control; and the fees payable under the Submanagement Agreement in relation to the fees payable under the Existing Mellon Agreement and the fees payable by other investment companies with similar levels of assets.

    As noted above, the Submanagement Agreement must be approved by a Majority Shareholder Vote of the outstanding interests in the Portfolio. The Fund will cast all the Fund's votes with respect to the Submanagement Agreement in the same proportion as the votes of the Fund's shareholders cast at the Meeting on this Item 1b. The percentage of the Fund's votes representing Fund shareholders not voting at the Meeting will be voted by the Fund in the same proportion as those cast by Fund shareholders who do, in fact, vote.

    If the proposal does not receive the requisite shareholder approvals, then
(a) neither the Proposed Management Agreement with DSI nor the Submanagement Agreement with Mellon Equity would become effective, (b) the existing contractual arrangements would continue, and (c) the Trustees of the Fund will meet to consider possible alternatives, which might include resubmission of the Submanagement Agreement for approval or withdrawal of the assets of the Fund from the Portfolio.

    THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE SUBMANAGEMENT AGREEMENT. In so doing, they have acted in what they believe to be the best interests of the shareholders of the Fund.

ITEM 2: AUTHORIZING THE TRUSTEES TO SELECT AND
CHANGE THE INVESTMENT SUBMANAGER AND ENTER INTO
SUBMANAGEMENT AGREEMENTS WITHOUT OBTAINING THE
APPROVAL OF SHAREHOLDERS.

    As discussed above, DSI will employ a submanager to perform the daily management of the Portfolio's portfolio of securities. DSI will monitor and supervise the activities of the submanager and may terminate the services of a submanager at any time. However, retaining the services of a new submanager currently requires shareholder approval.

    The 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by its shareholders. This requirement would apply to the appointment of a new or replacement submanager to the Portfolio. The Securities and Exchange Commission (the "SEC") has recently granted exemptive relief from the requirement to several other investment companies, subject to certain conditions designed to provide protection to the interests of shareholders. Although neither the Fund nor the Portfolio has any current intention to recommend a change in submanager or the appointment of an additional submanager, the Fund and the Portfolio may in the future apply for such an exemption, and if it is granted and this proposed Item 2 is approved, the Board of Trustees would be able, without further shareholder approval, to appoint additional or replacement submanagers. The Trustees would not, however, replace DSI as Manager without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory contracts.

    This Item 2 is intended to facilitate the efficient supervision and management of the submanager by DSI and the Trustees. DSI will continuously monitor the performance of the submanager and may from time to time recommend that the Board of Trustees replace the submanager or appoint additional submanagers, depending upon DSI's assessment of what submanager or submanagers would optimize the Fund's chances of achieving its investment objective. As noted above, DSI has no current plans to recommend the selection of an additional submanager or a replacement submanager to replace Mellon Equity, both of which would currently require shareholder approval. However, if the Fund and the Portfolio were to apply for and the SEC were to grant the exemptive relief and shareholders were to approve this proposed Item 2, the Trustees would no longer be required to call a Fund shareholder meeting each time a new submanager is appointed. There can be no assurance that the SEC would grant the requested exemptive relief.


    Shareholder meetings entail substantial costs which could diminish the benefits of the proposed submanager arrangement. These costs must be weighed against the benefits of shareholder scrutiny of proposed contracts with additional or replacement submanagers. However, even in the absence of shareholder approval, any proposal to add or replace submanagers would receive careful review. First, DSI would assess the Fund's needs and, it if believed additional or replacement submanagers could benefit the Fund, would seek out an available submanager. Second, any recommendations made by DSI would have to be approved by a majority of the Trustees, including a majority of the Independent Trustees. In selecting any new or replacement submanager, the Trustees are required to determine than an investment submanagement agreement with the submanager is reasonable, fair and in the best interests of the Fund and its shareholders, and that the fees provided in the agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Finally, any further appointments of additional or replacement submanagers would have to comply with any conditions contained in the SEC exemptive order, if such order is granted.

    The Trustees believe that the proposed authority to select and change investment submanagers and enter into investment submanagement agreements without obtaining the approval of shareholders is in the best interests of the shareholders of the Fund.

                                 VOTE REQUIRED

    The proposed must be approved by a Majority Shareholder Vote of the outstanding interests in the Portfolio. The Fund will cast all the Fund's votes with respect to this proposal in the same proportion as the votes of the Fund's shareholders cast at the Meeting on this Item 2. The percentage of the Fund's votes representing Fund shareholders not voting at the Meeting will be voted by the Fund in the same proportion as those cast by Fund shareholders who do, in fact, vote.

    THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR AUTHORIZING THE TRUSTEES TO SELECT AND CHANGE INVESTMENT SUBMANAGERS AND ENTER INTO INVESTMENT SUBMANAGEMENT AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF SHAREHOLDERS.

ITEM 3: AMENDMENT THE DECLARATION OF TRUST OF THE PORTFOLIO AND THE DECLARATION OF TRUST OF THE FUND TO CLARIFY VOTING PROVISIONS WITH RESPECT TO THE ELECTION OF TRUSTEES BY SHAREHOLDERS.

    The Board of Trustees of the Portfolio has approved, and recommends that investors in the Portfolio approve, a proposal to amend certain provisions of the Amended and Restated Declaration of Trust of the Portfolio dated as of October 11, 1989 (the "Portfolio's Declaration of Trust") to clarify that investors may, under certain circumstances, elect Trustees of the Portfolio. Similarly, the Board of Trustees of the Fund has approved, and recommends that shareholders of the Fund approve, a proposal to amend certain provisions of the Amended and Restated Declaration of Trust of the Fund dated as of March 1, 1990 (the "Fund's Declaration of Trust"), to also clarify that the shareholders of the Fund may, under certain circumstances, elect Trustees of the Fund.

    The Portfolio's Declaration of Trust currently provides, in Section 2.2 of
Article II, that beginning with the Trustees elected at the first meeting of investors, each Trustee holds office until the termination of the Portfolio unless the Trustee resigns or is removed as otherwise provided in the Declaration. Although the Portfolio's Declaration provides in Section 2.4 that investors may, under certain circumstances, fill a vacancy, there is no other specific provision permitting election of Trustees by the investors in the Portfolio. Similarly, the Fund's Declaration of Trust does not specifically provide for the election of Trustees by shareholders, and vacancies are to be filled by vote of the other Trustees, subject to the limitations in the 1940 Act. In addition, as in the case of the Portfolio's Declaration, Section 2.2 of the Fund's Declaration provides that Trustees are to hold office during the lifetime of the Fund except in the case of resignation, removal, retirement or incapacitation.

    Although the Trustees of the Portfolio and the Fund believe that the general powers granted to the Trustees under the respective Declarations including the power and authority to call a meeting of the investors or shareholders, as the case may be, at any time, permit the Trustees to call for the election of Trustees by the investors or shareholders at such meeting, the Trustees of both the Portfolio and the Fund have recommended that the respective Declarations of Trust be amended. Such amendments would specifically provide that the Trustees can call for the election of Trustees by the investors or shareholders, as the case may be, whether or not specifically required under the Investment Company Act of 1940, and to provide that a Trustee shall hold office only until his or her successor is elected and qualified, or until he or she sooner dies, resigns or as otherwise removed as provided in the respective Declarations of Trust.

    If this item is approved by Shareholders and the other investors in the Portfolio, Section 2.2 of Article II of the Portfolio's Declaration of Trust shall be amended to read as follows:

        A Trustee may be elected either by the Holders or, as provided in this Declaration and subject to the limitations of the 1940 Act, by the Trustees. Each Trustee shall hold office during the lifetime of this Trust, or until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed as provided in Section 2.3 below.

If this Item is approved, the Fund's Declaration of Trust will also be amended by adding similar language to Section 2.2 of Article II of the Fund's Declaration. In addition, Section 6.8 of Article VI of the Fund's Declaration will be amended by specifically stating that Shareholders shall have the power to vote for the election of Trustees.

    The full text of applicable sections of the Portfolio's Declaration of Trust and the Fund's Declaration of Trust, as proposed to be amended, are set forth in the Appendix D to this proxy statement.

    It is intended that proxies submitted by Shareholders of the Fund not limited to the contrary will be voted in favor of amending the Declarations of Trust of the Portfolio and the Fund as set forth in Appendix D. Amendment of the Portfolio's Declaration of Trust requires the vote of investors in the Portfolio holding more than 50% of the total interests entitled to vote. The amendment to the Fund's Declaration of Trust requires a Majority Shareholder Vote.

    THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENTS TO THE PORTFOLIO'S DECLARATION OF TRUST AND THE FUND'S DECLARATION OF TRUST.

ITEM 4: ELECTION OF SEVEN TRUSTEES OF THE TRUST AND OF THE PORTFOLIO


    It is proposed by the Board of Trustees of each of the Fund and the Portfolio that there be a common Board of Trustees between the Fund and the Portfolio in order to more efficiently supervise the affairs of each of the Fund and the Portfolio. When the Fund and the Portfolio were organized, the Independent Trustees of the Fund and the Portfolio were separate. It was thought that should a conflict of interest arise between or among the shareholders of the Fund and the investors of the Portfolio (for example, in the event of a change in applicable federal or state securities or tax laws or regulations, or public ruling, private letter ruling, no-action or interpretive letter, or any similar action by securities or tax regulatory authorities or an administrative or judicial decision in any relevant proceeding), the interests of the Fund's shareholders and the Portfolio's investors could best be protected by having separate Independent Trustees. However, after approximately seven years of operation, no material conflicts have, in fact, materialized and the Trustees of the Fund and the Portfolio believe that in the unlikely event of a material conflict arising in the future, it can adequately be resolved. In this regard, each of the Portfolio and the Fund have adopted procedures for identifying and resolving conflicts of interest.


    The Trustees of each of the Portfolio and the Fund also believe that the supervision of the affairs of the Fund and the Portfolio will be more efficient and effective if there is a common Board of Trustees. It has been the practice to have combined meetings of the Trustees of the Fund and the Portfolio with Trustees of each present for the entire meeting. Messrs. Mayes, Smith and Williamson have each served as a Trustee of the Portfolio since its inception in 1990 and have each been invited to attend and have each received materials relating to all meetings of Trustees of the Fund. Similarly, Ms. Paul and Mr. Osborn have each served as a Trustee of the Fund since its inception, and Ms. Card has served as Trustee of the Fund since 1992. Each has been invited to attend and has received materials relating to most meetings of Trustees of the Portfolio. Ms. Domini, Chair of the Board of the Portfolio and the Fund, has served on both Boards since commencement of operations. Philip Coolidge, who had also served on the Boards of the Portfolio and the Fund, recently resigned from both Boards.

    The Board of Trustees of the Fund has fixed the number of Trustees at seven, and at a meeting on June 13, 1997, elected Mr. Smith and Mr. Williamson to fill two of the three vacancies and nominated Mr. Mayes for election by the shareholders in accordance with the provisions of the 1940 Act. Concurrently, the Trustees of the Portfolio voted to fix the number of its Trustees at seven and elected Ms. Card and Mr. Osborn to fill two of the three vacancies and nominated Ms. Paul for election by investors. In addition, the Trustees of Domini Institutional Social Equity Fund, an open-end management investment company (the "Institutional Fund") which, like the Fund invests all of its investable assets in the Portfolio and which has a common Board of Trustees with the Portfolio, concurrently elected Ms. Paul and Mr. Osborn to its Board and nominated for election by its shareholders, Ms. Card. Thus, if shareholders of the Fund and the Institutional Fund and investors in the Portfolio approve the seven nominees for election for their respective funds, each of the Fund, the Portfolio and the Institutional Fund will have a common Board of Trustees.

    It is intended that proxies not limited to the contrary will be voted in favor of electing each of the nominees as Trustee of the Fund and the Portfolio. Each nominee, if elected, will serve an indefinite term, until he or she resigns, retires or is removed or until his or her successor is duly chosen and qualified. Mss. Amy Domini, Karen Paul and Emily Card and Mr. William Osborn were previously elected as Trustees of the Fund by the Fund's shareholders. Ms. Domini and Messrs. Mayes, Smith and Williamson were previously elected as Trustees of the Portfolio by the Portfolio's investors.

    Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers receive no remuneration from the Fund. The compensation paid by the Fund, the Portfolio and the

Institutional Trust to each of its Trustees serving during the fiscal year ended July 31, 1997 is set forth in the compensation table below:


                         AGGREGATE
                       COMPENSATION                                                     TOTAL COMPENSATION
                       FROM THE FUND                             ESTIMATED ANNUAL       FROM THE FUND, THE
                          AND THE      PENSION OR RETIREMENT       BENEFITS UPON         PORTFOLIO AND THE
NAME OF TRUSTEE         PORTFOLIO**      BENEFITS ACCRUED           RETIREMENT         INSTITUTIONAL TRUST**
--------------------  ---------------  ---------------------  -----------------------  ---------------------
Emily W. Card.......     $   1,600                   0                       0               $   1,805
Amy Lee Domini*.....             0                   0                       0                       0
Allen M. Mayes......             0                   0                       0               $   2,400
William C. Osborn...     $   1,300                   0                       0               $   2,005
Karen Paul..........     $   1,800                   0                       0               $   2,005
Timothy Smith.......     $      55                   0                       0               $   2,455
Frederick C.
 Williamson.........     $      55                                                           $   2,455


------------------------------

* Ms. Domini is an "interested person" of the Fund, the Portfolio, and the Institutional Trust as that term is defined in the 1940 Act.

** In addition, each Trustee that is not an "interested person" receives reimbursement for the reasonable expenses of attending Board meetings.


    The following table shows the nominees for election as Trustee and the officers of the Fund and the Portfolio and their principal occupations which, unless otherwise specified, are of more than five years duration, although the titles held may have varied during that period. Asterisks indicate those Trustees and officers who are "interested persons," as defined in the 1940 Act, of the Fund or the Portfolio. Unless otherwise indicated, the principal business address of each officer is 6 St. James Avenue, Boston, Massachusetts 02116.


               NOMINEES FOR ELECTION AS TRUSTEES OF THE PORTFOLIO
                                 AND THE TRUST


                                                        SHARES OF THE FUND
                                                       OWNED BENEFICIALLY AS
NAME, AGE, POSITION WITH FUND OR PORTFOLIO,                     OF             PERCENT OF
PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)        SEPTEMBER 1, 1997(2)     CLASS(3)
-----------------------------------------------------  ---------------------  -------------
EMILY W. CARD (55)...................................           --                 --
1223 Wilshire Blvd., #334, Santa Monica, California
 90403; Trustee of the Fund since 1992, Trustee of
 the Portfolio since 1997, Attorney; President, The
 Card Group, Inc.

                                                        SHARES OF THE FUND
                                                       OWNED BENEFICIALLY AS
NAME, AGE, POSITION WITH FUND OR PORTFOLIO,                     OF             PERCENT OF
PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)        SEPTEMBER 1, 1997(2)     CLASS(3)
-----------------------------------------------------  ---------------------  -------------
AMY LEE DOMINI* (47).................................            4,186                 (4)
 230 Congress Street, Boston, Massachusetts 02110;
 Chair, President and Trustee of the Fund and the
 Portfolio since 1990 and the Institutional Trust
 since 1996; Manager of Domini Social Investments LLC
 (since 1997); Officer of Kinder, Lydenberg, Domini &
 Co., Inc.; Private Trustee, Loring, Wolcott &
 Coolidge; Trustee, Episcopal Church Pension Fund;
 Member, Governing Board, Interfaith Center on
 Corporate Responsibility. Ms. Domini is married to
 Peter D. Kinder.

ALLEN M. MAYES (76)..................................              777                 (4)
 P.O. Box 21222, Beaumont, Texas 77720; Trustee of
 the Portfolio since 1990; Trustee of the
 Institutional Trust since 1996; Retired Senior
 Associate General Secretary of the General Board of
 Pensions of the United Methodist Church; Director of
 Ministerial Services, Texas Annual Conference, The
 United Methodist Church; Former Member of the Board
 of Directors of Investor Responsibility Research
 Center; Member of Board of Trustees of Wiley
 College.

WILLIAM C. OSBORN (52)...............................            2,176                 (4)
 115 Buckminster Road, Brookline, Massachusetts
 02146; Trustee of the Fund since 1990; Trustee of
 the Portfolio and the Institutional Trust since
 1997; Manager, Venture Investment Management Company
 LLC (since 1996); Vice President and General
 Manager, TravElectric Services Corp. (from 1993 to
 1995); President, Environmental Technologies, Inc.
 (from 1990 to 1993); Director, Evergreen Solar, Inc.
 (since 1996); Director, Conservation Services Group
 (since 1992).

                                                        SHARES OF THE FUND
                                                       OWNED BENEFICIALLY AS
NAME, AGE, POSITION WITH FUND OR PORTFOLIO,                     OF             PERCENT OF
PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)        SEPTEMBER 1, 1997(2)     CLASS(3)
-----------------------------------------------------  ---------------------  -------------
KAREN PAUL (52)......................................              812                 (4)
 4050 Park Avenue, Miami, Florida 33133; Trustee of
 the Fund since 1990; Trustee of the Institutional
 Trust since 1997; Associate Dean, Florida
 International University since April 1996; Professor
 of Business Environment, Florida International
 University.

TIMOTHY SMITH (53)...................................            1,178                 (4)
 475 Riverside Drive, New York, New York 10115;
 Trustee of the Portfolio since 1990; Trustee of the
 Fund since 1997; Trustee of the Institutional Trust
 since 1996; Executive Director of the Interfaith
 Center on Corporate Responsibility; Trustee of the
 Calvert New Africa Fund (since 1994).

FREDERICK C. WILLIAMSON, SR. (81)....................            1,118                 (4)
 Five Roger Williams Green, Providence, Rhode Island
 02904; Trustee of the Portfolio since 1990; Trustee
 of the Fund since 1997; Treasurer and Trustee of
 RIGHA (Charitable foundation supporting health care
 needs) since 1990; Trustee, National Parks Trust;
 Chairman, Rhode Island Historical Preservation and
 Heritage Commission (since 1995); Trustee of
 National Parks and Conservation Association.


                    OFFICERS OF THE TRUST AND THE PORTFOLIO


                                                       SHARES OF THE FUND
                                                       OWNED BENEFICIALLY
                                                              AS OF
NAME, AGE, POSITION WITH FUND OR PORTFOLIO,               SEPTEMBER 1,       PERCENT OF
PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)              1997(2)          CLASS(3)
-----------------------------------------------------  -------------------  -------------
LINDA T. GIBSON* (31)................................          --                --
 Secretary of the Fund and the Portfolio; Vice
 President and Assistant Secretary, Signature
 Financial Group, Inc.; Assistant Secretary,
 Signature Broker-Dealer Services, Inc. (since
 October, 1992).

                                                       SHARES OF THE FUND
                                                       OWNED BENEFICIALLY
                                                              AS OF
NAME, AGE, POSITION WITH FUND OR PORTFOLIO,               SEPTEMBER 1,       PERCENT OF
PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)              1997(2)          CLASS(3)
-----------------------------------------------------  -------------------  -------------
PETER D. KINDER* (50)................................             663                (4)
 129 Mt. Auburn Street, Cambridge, MA 02138, Vice
 President of the Fund and the Portfolio; President,
 Kinder, Lydenberg, Domini & Co., Inc. Mr. Kinder is
 married to Amy Lee Domini.

STEVEN D. LYDENBERG* (51)............................           1,412                (4)
 129 Mt. Auburn Street, Cambridge, MA 02138, Vice
 President of the Fund and the Portfolio; Director of
 Research, Kinder, Lydenberg, Domini & Co., Inc.

MOLLY S. MUGLER* (45)................................          --                --
 Assistant Secretary of the Fund and the Portfolio;
 Vice President and Assistant Secretary, Signature
 Financial Group, Inc. and Assistant Secretary,
 Signature Broker-Dealer Services, Inc. and its
 affiliates.

ALL TRUSTEES AND OFFICERS OF THE TRUST AS A GROUP....          12,331                (4)


------------------------

(1) Directorships or Trusteeships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e., "public companies") or registered investment companies other than those administered or advised by the Portfolio's investment adviser or the administrator of the Fund and the Portfolio.

(2) Numbers are approximate and include, where applicable, shares which are owned by a nominee's spouse or minor children, or which were otherwise considered by the nominee as being "beneficially owned" in light of pertinent SEC rules.


(3) Percentage of shares outstanding on September 1, 1997. All shares are held with sole voting and investment power.



(4) Under 1.00%.



    During the fiscal year ended July 31, 1997 the Board of Trustees of the Fund met eight times and the Board of Trustees of the Portfolio met nine times. Each incumbent Trustee of the Fund and the Portfolio attended at least

75% of the meetings of the Board of Trustees of the Fund and the Portfolio, respectively, during his or her term.



    The Board of Trustees of the Fund has created a standing Audit Committee comprised of Mr. Osborn and Ms. Paul, and the Board of Trustees of the Portfolio has created a standing Audit Committee comprised of Messrs. Mayes, Smith and Williamson, none of whom is an "interested person" of the Fund or its administrator or distributor or of the Portfolio or its investment adviser, investment manager or placement agent. The Audit Committees of the Fund and the Portfolio (i) review the internal and external accounting procedures of the Fund and the Portfolio, as the case may be, and, among other things, consider the selection of independent certified public accountants of the Fund or the Portfolio, as the case may be, (ii) approve all significant services proposed to be performed by the independent certified public accountants, and (iii) consider the possibility and effect of such services on their independence. The Audit Committee met once during the fiscal year ended July 31, 1997. In addition, the Fund has a standing Nominating Committee comprised of all the Independent Trustees of the Fund. The Nominating Committee did not meet as a separate committee during the fiscal year ended July 31, 1997. No policy or procedure has been established by the Fund or the Portfolio as to the nomination of Trustees.



    The Fund's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless, with respect to liability to the Fund's shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Fund. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of the Independent Trustees, or in a written opinion of independent counsel, that such Trustees or officers have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The Portfolio's Declaration of Trust provides that it will indemnify its Trustees and officers in the same manner as described above for the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Portfolio.


    Election of the nominees as Trustees of the Portfolio will require the vote of a plurality of the investors in the Portfolio, including the Fund, holding a plurality of outstanding interests in the Portfolio and election of the nominees as Trustees of the Fund will require the vote of a plurality of the outstanding voting securities of the Fund present in person or represented by proxy at the Meeting.

    THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR ELECTION OF THE NOMINEES AS TRUSTEES OF THE FUND AND THE PORTFOLIO.


ITEM 5: OTHER BUSINESS


    Neither the Trustees of the Fund nor the persons appointed as proxies are aware of any matters other than those set forth in the accompanying Notice of Special Meeting which may be presented by others, nor do they have any intention of bringing before the Meeting for action any matters other than those specified in such Notice. If any other business shall properly come before the Meeting, the persons appointed as proxies shall vote thereon in accordance with their best judgment.

                   MANNER OF VOTING PROXIES AND VOTE REQUIRED


    If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. Shareholders of the Fund will vote separately with respect to each Item. If no instructions are specified, all shares of the Fund will be voted FOR proposed Items 1a, 1b, 2, 3 and 4. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of the Fund.


    In the event that a quorum is not present at the Meeting, or if sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting. When voting on a proposed adjournment with respect to any of the proposals, the persons named as proxies will vote all shares that they are entitled to vote FOR the proposed adjournment, unless directed to disapprove the proposal, in which case such shares will be voted against the proposed adjournment.

    The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote is required to constitute a quorum at the Meeting for the purposes of voting on each item. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite number of votes for approval of items at the Meeting.

                        SUBMISSION OF CERTAIN PROPOSALS

    Proposals of shareholders which are intended to be presented at a future shareholder meeting must be received by the Fund a reasonable time prior to the Fund's solicitation of proxies relating to such future meeting. The Fund is an entity of the type commonly referred to as a "Massachusetts business trust". As such, it is not required to hold, and has no intention of holding, annual meetings, although the Fund may hold special shareholder meetings.

                             ADDITIONAL INFORMATION

INTERESTS OF CERTAIN PERSONS


    As of September 8, 1997 the following shareholders of record owned 5% or more of the outstanding shares of the Fund:



                                                             NUMBER OF     PERCENT OF
NAME AND ADDRESS OF SHAREHOLDER                            SHARES OWNED      SHARES
---------------------------------------------------------  -------------  -------------
Charles Schwab & Co., Inc. (Schwab) (1)..................  2,612,979.548         29.6%
 Attn: Mutual Funds Dept.
 101 Montgomery Street
 San Francisco, CA 94104


------------------------

(1) Such shares are held by Schwab as nominee on behalf of its customers and the Fund has no knowledge as to the beneficial ownership of these shares.


    As of September 1, 1997, all Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. To the knowledge of the Fund, no other shareholder beneficially owned 5% or more of the outstanding shares of the Fund as of the same date.


SERVICE PROVIDERS

    Signature Broker-Dealer Services, Inc. ("SBDS") is the distributor of shares of the Fund and placement agent for interests in the Portfolio. SBDS also serves as administrator of the Fund and the Portfolio, and currently is a party to expense payment arrangements with respect to the Fund and the Portfolio. SBDS is a wholly-owned subsidiary of Signature Financial Group, Inc., which directly and indirectly through its subsidiaries acts as principal underwriter and serves as administrator to other mutual funds unrelated to the

Fund and Portfolio. The address of Signature Financial Group, Inc. is 6 St. James Avenue, Boston, Massachusetts 02116.

    The Fund is the sole series of Domini Social Equity Fund, a business trust organized under the laws of the Commonwealth of Massachusetts on June 7, 1989. The mailing address of the Fund is 6 St. James Avenue, Boston, Massachusetts 02116.

                                 BY ORDER OF THE BOARD OF TRUSTEES.
                                 LINDA T. GIBSON, SECRETARY

                                                                      APPENDIX A

                              MANAGEMENT AGREEMENT

    MANAGEMENT AGREEMENT, dated as of ______ _ 1997, by and between Domini Social Index Portfolio, a New York trust (the "Portfolio") and Domini Social Investments LLC ("DSI" or the "Adviser").

                                  WITNESSETH:

    WHEREAS, the Portfolio engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"), and

    WHEREAS, the Portfolio wishes to engage DSI to provide certain investment advisory and administrative services for the Portfolio, and DSI is willing to provide such investment advisory and administrative services for the Portfolio on the terms and conditions hereinafter set forth.

    NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

    1. DUTIES OF DSI. (A) DSI shall act as the Adviser for the Portfolio and as such shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held uninvested, subject always to the restrictions of the Portfolio's Declaration of Trust, dated June 7, 1989, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, and the then-current Registration Statement of the Portfolio. The Adviser shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's portfolio securities shall be exercised. Should the Board of Trustees of the Portfolio at any time, however, make any definite determination as to investment policy applicable to the Portfolio and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Portfolio's account with the brokers or dealers selected by it, and to that end the Adviser is authorized as the agent of the Portfolio to give instructions to the custodian or any subcustodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser, any subadviser, submanager or their respective affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. In making purchases or sales of securities or other property for the account of the Portfolio, the Adviser may deal with itself or with the Trustees of the Portfolio or the Portfolio's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. In providing the services and assuming the obligations set forth herein, the Adviser may subject to the requirements of the 1940 Act or any exemptive order granted thereunder employ at its own expense, or may request that the Portfolio employ at the Portfolio's expense, one or more subadvisers or submanagers; provided that in each case the Adviser shall supervise the activities of each subadviser. Any agreement between the Adviser and a subadviser shall be subject to the renewal, termination and amendment provisions applicable to this Agreement. Any agreement by the Portfolio and a subadviser may be terminated by the Adviser at any time on not more than 60 days' nor less than 30 days' written notice to the Portfolio and the subadviser.

    (B) Subject to the direction and control of the Board of Trustees of the Portfolio, DSI shall perform such administrative and management services as may from time to time be reasonably requested by the Portfolio, which shall include without limitation: (1) maintaining office facilities (which may be in the office of DSI, or an affiliate) and furnishing clerical services necessary for maintaining the organization of the Portfolio and for performing the administrative and management functions herein set forth; (2) arranging, if desired by the Portfolio, for Directors, officers or employees of the Adviser to serve as Trustees, officers or agents of the Portfolio if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by the law; (3) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, custodian and other independent contractors or agents; (4) overseeing (with advice of the Portfolio's counsel), the preparation of and, if applicable, filing all documents required for compliance by the Trust with applicable laws and regulations, including registration statements, semi-annual and annual reports to investors, proxy statements and tax returns; (5) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and investors (6) arranging for maintenance of books and records of the Trust; (7) maintaining telephone coverage to respond to investor inquiries regarding matters to which this Agreement pertains to which the transfer agent is unable to respond; (8) providing reports and assistance regarding the Portfolio's compliance with securities and tax laws and investment objectives and restrictions; (9) arranging for dissemination of yield and other performance information to newspapers and tracking services; (10) arranging for and preparing annual renewals for fidelity bond and errors and omissions insurance coverage; (11) developing a budget for the Portfolio, establishing the rate of expense accruals and arranging for the payment of all fixed and management expenses; and (12) answering questions from the general public, the media and investors in the Portfolio regarding (a) the securities holdings of the Portfolio; (b) any limits in which the Portfolio invests; (c) the social investment philosophy of the Portfolio; and (d) the proxy voting philosophy and shareholder activism philosophy of the Portfolio. Notwithstanding the foregoing, DSI shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of beneficial interests in the Portfolio, nor shall DSI be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent or custodian of the Portfolio. In providing administrative and management services as set forth herein, DSI may, at its own expense, employ one or more subadministrators; provided that DSI shall remain fully responsible for the performance of all administrative and management duties set forth herein and shall supervise the activities of each subadministrator.

    2. ALLOCATION OF CHARGES AND EXPENSES. DSI shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section I above. Except as provided in the foregoing sentence it is understood that the Portfolio will pay all of its own expenses including, without limitation, organization costs of the Portfolio; compensation of Trustees who are not "interested persons" of the Portfolio; governmental fees, including but not limited to SEC fees and state "blue sky" fees; interest; loan commitment fees; taxes; brokerage fees and commissions; membership dues in industry and professional associations; fees and expenses of auditors and accountants, legal counsel and any transfer agent, distributor, shareholder, servicing agent, recordkeeper, registrar or dividend disbursing agent of the Portfolio; expenses of issuing and redeeming beneficial interests and servicing investor accounts; expenses of preparing, typesetting, printing and mailing:

prospectus for regulatory purposes and for distribution to current shareholders, investor reports, notices, proxy statements and reports to governmental officers and commissions and to investors in the Portfolio; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Portfolio (including but not limited to the fees of independent pricing services); expenses connected with maintaining the Portfolio's existence as a New York Trust, expenses of meetings of the Portfolio's investors; expenses relating to the issuance of beneficial interests in the Portfolio; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio may be party and the legal obligation which the Portfolio may have to indemnity its Trustees and officers with respect thereto.

    3. COMPENSATION OF DSI. For the services to be rendered and facilities provided by DSI hereunder, the Portfolio will pay DSI a management fee accrued daily and payable monthly at an annual rate equal to 0.20% of the Portfolio's average daily net assets for the Portfolio's then current fiscal year, provided, however, for a period of one year from the date of this Agreement, the fee payable to the Adviser shall be the lesser of (i) 0.20% of the Portfolio's average daily net assets for the Portfolio's then-current fiscal year and (ii) the percentage obtained by deducting from 0.20%, the Portfolio's annual operating expenses (excluding amounts payable under this Agreement, and brokerage fees and commissions, interest, taxes, and any other extraordinary expenses) expressed as a percentage of the Portfolio's average daily net assets. The Adviser shall pay any applicable fees to the subadviser(s) on the Portfolio's behalf if DSI provides services hereunder for less than the whole of any period specified in this Section 3, the compensation to DSI shall be accordingly adjusted and prorated.

    4. COVENANTS OF DSI. DSI agrees that it will not deal with itself, or with the Trustees of the Portfolio or the Portfolio's principal underwriter or distributor, if any, as principals in making purchases or sales of securities or other property, except as permitted by the 1940 Act, will not take a long or short position in beneficial interests of the Portfolio except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement of the Portfolio relative to DSI and its directors and officers.

    5. LIMITATION OF LIABILITY OF DSI. DSI shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 5, the term "DSI" shall include directors, officers and employees of DSI as well as DSI itself.

    6. ACTIVITIES OF DSI. The services of DSI to the Portfolio are not to be deemed to be exclusive, DSI being free to render investment advisory, administrative and/or other services to others. It is understood that Trustees, officers, and investors of the Portfolio are or may be or may become interested in DSI, as directors, officers, employees, or otherwise and that directors, officers and employees of DSI are or may become similarly interested in the Portfolio and that DSI may be or may become interested in the Portfolio as an investor or otherwise.

    7. DURATION, TERMINATION AND AMENDMENTS OF THIS AGREEMENT. This Agreement shall become effective as of the day and year first above written, shall govern the relations between the parties hereto thereafter and shall remain in force until ______ _, 1999, on which date it will terminate unless its continuance after ______ _, 1999 is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" of the Portfolio or of DSI at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by "vote of a majority of the outstanding voting securities" of the Portfolio.

    This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by the "vote of a majority of the outstanding voting securities" of the Portfolio, or by DSI, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment".

    This Agreement may be amended only if such amendment is approved by the "vote of a majority of the outstanding voting securities" of the Portfolio (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

    The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

    Each party acknowledges and agrees that all obligations of the Portfolio under this Agreement are binding only with respect to the Portfolio; that any liability of the Portfolio under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Portfolio.

    The undersigned officer of the Portfolio has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or holders of beneficial interests in the Portfolio individually.

    8. GOVERNING LAW. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                                   DOMINI SOCIAL
DOMINI SOCIAL INDEX PORTFOLIO      INVESTMENTS LLC

By: -----------------------------  By: -----------------------------

Title:                             Title:
---------------------------        ---------------------------

                                                                      APPENDIX B

                            SUBMANAGEMENT AGREEMENT


    SUBMANAGEMENT AGREEMENT, dated as of _____ __, 1997, by and between Domini Social Investments LLC, a Massachusetts limited liability company ("DSI" or the "Manager"), and Mellon Equity Associates, a Pennsylvania business trust ("Mellon" or the "Submanager").


                                  WITNESSETH:

    WHEREAS, the Domini Social Index Portfolio (the "Portfolio") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"); and

    WHEREAS, DSI has entered into a Management Agreement (the "Management Agreement") with the Portfolio wherein DSI has agreed to serve as Manager to the Portfolio; and

    WHEREAS, as permitted by Section 1.A. of the Management Agreement, DSI wishes to subcontract some of the performance of its obligations thereunder to Mellon and Mellon desires to accept such obligations on the terms and conditions hereinafter set forth.

    NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

    1. APPOINTMENT OF MELLON. In accordance with and subject to the Management Agreement between the Portfolio and the Manager, the Manager hereby retains Mellon to act as the Submanager for the Portfolio for the period and on the terms set forth in this Agreement. The Submanager accepts such appointment and agrees to provide an investment program for the Portfolio for the compensation provided by this Agreement.

    2. DUTIES OF THE SUBMANAGER. The Submanager shall provide the Portfolio and the Manager with such investment advice and supervision as the Manager may from time to time consider necessary for the proper supervision of such portion of the Portfolio's investment assets as the Manager may designate from time to time. Notwithstanding any provision of this Agreement, the Manager shall retain all rights and ultimate responsibilities to supervise and, in its discretion, conduct investment activities relating to the Portfolio. The Submanager shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio allocated by the Manager to the Submanager shall be held uninvested, subject always to the restrictions of the Portfolio's Declaration of Trust, dated June 7, 1989, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, and the then-current Registration Statement of the Portfolio, and, subject further, to the Submanager notifying the Manager in advance of the Submanager's intention to purchase any securities except insofar as the requirement for such notification may be waived or limited by the Manager, it being understood that the Submanager shall be responsible for compliance with any restrictions imposed in writing by the Manager from time to time in order to facilitate compliance with the above-mentioned restrictions and such other restrictions as the Manager may determine. Further, the Manager or the Trustees of the Portfolio may at any time, upon written notice to the Submanager, suspend or restrict the right of the Submanager to determine what securities shall be purchased or sold on behalf of the Portfolio and what portion if any, of the assets of the Portfolio allocated by the manager to the Submanager shall be held uninvested. The Submanager shall also, as requested, make recommendations to the Manager as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's portfolio securities shall be exercised. Should the Board of Trustees of the Portfolio or the Manager at any time, however, make any definite determination as to investment policy applicable to the Portfolio and notify the Submanager thereof in writing, the Submanager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

    The Submanager shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Portfolio's account with the brokers or dealers selected by it, and to that end the Submanager is authorized as the agent of the Portfolio to give instructions to the custodian or any subcustodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. The Submanager will advise the manager on the same day it gives any such instructions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Submanager, the Manager or their respective affiliates exercise investment discretion. The Submanager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Submanager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Submanager, the Manager and their respective affiliates have with respect to accounts over which they exercise investment discretion. In making purchases or sales of securities or other property for the account of the Portfolio, the Submanager may deal with itself or with the Trustees of the Portfolio or the Portfolio's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. The Board of Trustees of the Portfolio, in its discretion, may instruct the Submanager to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if it determines that the use of such brokers and/or dealers is in the best interest of the Portfolio.

    3. ALLOCATION OF CHARGES AND EXPENSES. The Submanager shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 2 above. Except as provided in the foregoing sentence it is understood that the Portfolio will pay all of its own expenses including, without limitation, organization costs of the Portfolio; compensation of Trustees who are not "interested persons" of the Portfolio; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Portfolio; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Portfolio; expenses of issuing and redeeming beneficial interests and servicing investor accounts; expenses of preparing, typesetting, printing and mailing investor reports, notices, proxy statements and reports to governmental officers and commissions and to investors in the Portfolio; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Portfolio (including but not limited to the fees of independent pricing services); expenses of meetings of the Portfolio's investors; expenses relating to the issuance of beneficial interests in the Portfolio; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio may be a party and the legal obligation which the Portfolio may have to indemnity its Trustees and officers with respect thereto.

    4. COMPENSATION OF THE SUBMANAGER. For the services to be rendered by the Submanager hereunder, the Manager shall pay to the Submanager a fee computed and paid monthly at an annual rate equal to 0.10% of the Portfolio's average daily net assets for its then-current fiscal year. If Mellon serves as Submanager for less than the whole of any period specified in this Section 3, the compensation to Mellon, as Submanager, shall be prorated.

    5. COVENANTS OF THE SUBMANAGER. The Submanager agrees that it will not deal with itself, or with the Trustees of the Portfolio or the Portfolio's principal underwriter or distributor, if any, as principals in making purchases or sales of securities or other property, except as permitted by the 1940 Act, will not take a long or short position in beneficial interests of the Portfolio except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement of the Portfolio relative to the Submanager and its directors and officers.

    6. LIMITATION OF LIABILITY OF THE SUBMANAGER. The Submanager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 6, the term "Submanager" shall include directors, officers and employees of the Submanager as well as the Submanager itself. The Portfolio is expressly made a third party beneficiary of this Agreement, and may enforce any obligations of the Submanager under this Agreement and recover directly from the Submanager for any liability the Submanager may have hereunder.

    7. ACTIVITIES OF THE SUBMANAGER. The services of the Submanager to the Portfolio are not to be deemed to be exclusive, the Submanager being free to render investment advisory, administrative and/or other services to others. It is understood that Trustees, officers, and investors of the Portfolio or the Manager are or may be or may become interested in the Submanager, as directors, officers, employees, or otherwise and that directors, officers and employees of the Submanager are or may become similarly interested in the Portfolio or the Manager and that the Submanager may be or may become interested in the Portfolio as an investor or otherwise.

    8. DURATION, TERMINATION AND AMENDMENTS OF THIS AGREEMENT. This Agreement shall become effective as of the day and year first above written, shall govern the relations between the parties hereto thereafter and shall remain in force until _____ __, 1999, on which date it will terminate unless its continuance after _____ __, 1999 is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" of the Portfolio or of DSI or the Submanager at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by "vote of a majority of the outstanding voting securities" of the Portfolio.

    This Agreement may be terminated at any time without the payment of any penalty by (i) the Trustees of the Portfolio, (ii) the "vote of a majority of the outstanding voting securities" of the Portfolio, or (iii) DSI with the prior consent of the Trustees of the Portfolio, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement may be terminated at any time without the payment of any penalty by the Submanager on not less than 90 days' written notice to the Manager and the Trustees of the Portfolio. This Agreement shall automatically terminate in the event of its "assignment."

    This Agreement constitutes the entire agreement between the parties and may be amended only if such amendment is approved by the Parties hereto, the Trustees of the Portfolio and the "vote of a majority of the outstanding voting securities" of the Portfolio (except for any such amendment as may be effected in the absence of such vote without violating the 1940 Act or any exemptive order granted thereunder).

    The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

    9. GOVERNING LAW. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or any rules or regulations of the Securities and Exchange Commission thereunder.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

MELLON EQUITY ASSOCIATES           DOMINI SOCIAL
                                   INVESTMENTS LLC

By: -----------------------------  By: -----------------------------

Title:                             Title:
---------------------------        ---------------------------

                                                                      APPENDIX C

OTHER INVESTMENT COMPANIES WITH SIMILAR INVESTMENT OBJECTIVES TO THE FUND FOR WHICH MELLON EQUITY ASSOCIATES IS AN INVESTMENT ADVISER OR SUBADVISER

                          ANNUAL FEE (AS A PERCENTAGE OF          ASSETS AS OF
    NAME OF FUND                AVERAGE NET ASSETS)               MAY 31, 1997
--------------------  ---------------------------------------  -------------------
MML Equity Index      0.09% of first $100,000,000              $     21,219,732.67
Fund                  0.07% of the next $150,000,000
                      0.05% of assets over $250,000,000

Dreyfus S&P 500       0.05% until assets exceed $1 billion     $    986,482,267.69
Stock Index Fund      0.075% thereafter

Dreyfus Stock Index   0.095%                                   $  1,277,929,336.37
Fund

Dreyfus MidCap Index  0.095%                                   $    200,804,249.15
Fund

    In each case Mellon Equity Associates also pays the fees for custody of the investment company's assets with an affiliate of Mellon Equity Associates.

                                                                      APPENDIX D

    Proposed Amendment to Section 2.2 of Article II of the Declaration of Trust of Domini Social Index Portfolio (words deleted have been marked through and words added are italicized)

    SECTION 2.2. TERM AND ELECTION. A TRUSTEE MAY BE ELECTED EITHER BY THE HOLDERS OR, AS PROVIDED IN THIS DECLARATION AND SUBJECT TO THE LIMITATIONS OF THE 1940 ACT, BY THE TRUSTEES. EACH TRUSTEE SHALL HOLD OFFICE DURING THE LIFETIME OF THIS TRUST, OR UNTIL THE ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR, OR UNTIL HE OR SHE SOONER DIES, Each Trustee named herein, or elected or appointed prior to the first meeting of the Holders, shall (except in the event of resignations or removals or vacancies pursuant to Section 2.3 or 2.4 hereof) hold office until his successor has been elected at such meeting and has qualified to serve as Trustee, as required under the 1940 Act. Beginning with the Trustees elected at the first meeting of Holders, each Trustee shall hold office during the lifetime of this Trust and until its termination as hereinafter provided unless such Trustee resigns or is removed as provided in
Section 2.3 below.

    Proposed Amendment to Section 2.2 of Article II of the Declaration of Trust of Domini Social Equity Fund (words deleted have been marked through and words added are italicized)

    SECTION 2.2. TERM OF OFFICE OF TRUSTEES. A TRUSTEE MAY BE ELECTED EITHER BY THE SHAREHOLDERS OR, AS PROVIDED IN THIS DECLARATION AND SUBJECT TO THE LIMITATIONS OF THE 1940 ACT, BY THE TRUSTEES. Subject to the provisions of
Section 16(a) of the 1940 Act, A TRUSTEE the Trustees shall hold office during the lifetime of this Trust and until its termination as hereinafter provided OR UNTIL THE ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR; except that (a) any Trustee may resign his trust (without need for prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) any Trustee may be removed with cause, at any time by written instrument signed by at least two-thirds of the remaining Trustees, specifying the date when such removal shall become effective; (c) any Trustee who has attained a mandatory retirement age established pursuant to any written policy adopted from time to time by at least two thirds of the Trustees shall, automatically and without action of such Trustees or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; (d) any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (e) a Trustee may be removed at any meeting of Shareholders by a vote of two thirds of the outstanding Shares of each series. For purposes of the foregoing clause (b), the term "cause" shall include, but not be limited to, failure to comply with such written policies as may from time to time be adopted by at least two thirds of the Trustees with respect to the conduct of Trustees and attendance at meetings. Upon the resignation, retirement or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning, retiring or removed Trustees. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

    Proposed Amendment to Section 6.8 of Article VII of the Declaration of Trust of Domini Social Equity Fund (words deleted have been marked through and words added are italicized)


    SECTION 6.8. VOTING POWERS.  The Shareholders shall have power to vote only
(i) for the ELECTION AND removal of Trustees as provided in Section 2.2 hereof,
(ii) with respect to any investment advisory or management contract as provided in Section 4.1 hereof, (iii) with respect to termination of Trust as provided in
Section 9.2 hereof, (iv) with respect to any amendment of this Declaration to the extent and as provided in Section 9.3 hereof, (v) with respect to any merger, consolidation or sale of assets as provided in Section 9.4 and 9.6 hereof, (vi) with respect to incorporation of the Trust or any series to the extent and as provided in Section 9.5 and 9.6 hereof, (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (viii) with respect to such additional matters relating to the Trust as may be required by the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fraction vote, except that Shares held in the treasury of the Trust shall not be voted. Shares shall be voted by individual series on any matter submitted to a vote of the Shareholders of the Trust except as provided in Section 6.9(g) hereof. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-Laws to be taken by Shareholders. At any meeting of Shareholders of the Trust or of any series of the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not otherwise represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for quorum purposes. The By-Laws may include further provisions for Shareholder votes and meetings and related matters.

PROXY CARD                                                        PROXY CARD

                          DOMINI SOCIAL EQUITY FUND

                        A PROXY FOR A SPECIAL MEETING
               OF SHAREHOLDERS TO BE HELD OCTOBER 21, 1997



    The undersigned, revoking all Proxies heretofore given, hereby appoints each of Amy L. Domini, David P. Wieder, Roger P. Joseph, and Mari A. Wilson, or any of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned all shares in Domini Social Equity Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Bingham, Dana & Gould LLP at 150 Federal Street, 25th Floor, Boston, Massachusetts 02110, on Tuesday, October 21, 1997, at 11:00 a.m., Eastern Time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:



Proxy solicited on behalf of the Funds' Board of Trustees.


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1a. To vote on a Management Agreement between Domini Social Investments LLC ("DSI") and Domini Social Index-SM- Portfolio (the "Portfolio"). Substantially all of the Fund's investable assets are invested in the Portfolio.

      ______FOR                   ______AGAINST                ______ABSTAIN


1b.   To vote on a Submanagement Agreement between DSI and Mellon Equity
      Associates.

      ______FOR                   ______AGAINST                ______ABSTAIN


2. To vote on authorizing the Trustees of the Portfolio to select and change the investment submanager and enter into submanagement agreements without obtaining the approval of investors.

      ______FOR                   ______AGAINST                ______ABSTAIN

3. To amend the Declaration of Trust of the Portfolio and the Declaration of Trust of the Fund to clarify voting provisions with respect to the election of Trustees by Shareholders.

      ______FOR                   ______AGAINST                ______ABSTAIN

4. To elect the following nominees to the Fund's and the Portfolio's Board of Trustees: Emily W. Card, Amy Lee Domini, Allen M. Mayes, William C. Osborn, Karen Paul, Timothy Smith, Frederick C. Williamson.

      ______For all for the Nominees

      ______For all of the Nominees (except those indicated below)

      ______Withhold authority to vote for all of the Nominees

-----------------------------------------------------------------------------

To withhold authority for any nominee, please mark the box entitled "For all Except" and write the nominee's number(s) on the line below.






THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________
                                        ___________________________________
                                        Signature

                                        ___________________________________
                                        Signature of joint owner, if any

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.